                                   Exhibit 4.2

                          DIGITAL MICROWAVE CORPORATION

                                       TO

                       ----------------------------------,

                                     TRUSTEE

                                    INDENTURE


                          DATED AS OF _________ ,______
                             SENIOR DEBT SECURITIES

                          DIGITAL MICROWAVE CORPORATION

              RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND
                   INDENTURE, DATED AS OF ___________, _______

TRUST INDENTURE ACT SECTION                              INDENTURE SECTION
---------------------------                              -----------------
(Section)310(a)(1)                                          609
(a)(2)                                                      609
(a)(3)                                                      Not Applicable
(a)(4)                                                      Not Applicable
(a)(5)                                                      609
(b)                                                         608, 610
(c)                                                         Not Applicable
(Section)311(a)                                             613
(b)                                                         613
(Section)312(a)                                             701, 702(a)
(b)                                                         702(b)
(c)                                                         702(c)
(Section)313(a)                                             703(a)
(b)                                                         703(a)
(c)                                                         703(a)
(d)                                                         703(b)
(Section)314(a)                                             704, 1011
(b)                                                         Not Applicable
(c)(1)                                                      102
(c)(2)                                                      102
(c)(3)                                                      Not Applicable
(d)                                                         Not Applicable
(e)                                                         102
(Section)315(a)                                             601
(b)                                                         602
(c)                                                         601
(d)                                                         601
(e)                                                         514
(Section)316(a)                                             101
(a)(1)(A)                                                   104(h), 502, 512
(a)(1)(B)                                                   104(h), 513
(a)(2)                                                      Not Applicable
(b)                                                         508
(c)                                                         104(h)
(Section)317(a)(1)                                          503
(a)(2)                                                      504
(b)                                                         1003
(Section)318(a)                                             107
(c)                                                         107

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                                TABLE OF CONTENTS

ARTICLE ONE..............................................................................1
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..................................1
  SECTION 101. Definitions...............................................................1
  SECTION 102. Compliance Certificates and Opinions......................................8
  SECTION 103. Form of Documents Delivered to Trustee....................................9
  SECTION 104. Acts of Holders...........................................................9
  SECTION 105. Notices, etc., to Trustee and Company....................................12
  SECTION 106. Notice to Holders; Waiver................................................12
  SECTION 107. Conflict with Trust Indenture Act........................................13
  SECTION 108. Effect of Headings and Table of Contents.................................13
  SECTION 109. Successors and Assigns...................................................13
  SECTION 110. Separability Clause......................................................13
  SECTION 111. Benefits of Indenture....................................................13
  SECTION 112. Governing Law............................................................13
  SECTION 113. Legal Holidays...........................................................14
  SECTION 114. Exemption from Individual Liability......................................14
  SECTION 115. Counterparts.............................................................14

ARTICLE TWO.............................................................................14
DEBT SECURITY FORMS.....................................................................14
  SECTION 201. Forms Generally..........................................................14
  SECTION 202. Form of Trustee's Certificate of Authentication..........................15
  SECTION 203. Debt Securities in Global Form...........................................15

ARTICLE THREE...........................................................................16
THE DEBT SECURITIES.....................................................................16
  SECTION 301. Amount Unlimited; Issuance in Series.....................................16
  SECTION 302. Denominations............................................................18
  SECTION 303. Execution, Authentication, Delivery and Dating...........................18
  SECTION 304. Temporary Debt Securities................................................20
  SECTION 305. Registration; Registration of Transfer and Exchange......................22
  SECTION 306. Mutilated, Destroyed, Lost and Stolen Debt Securities....................25
  SECTION 307. Payment of Interest; Interest Rights Preserved...........................26
  SECTION 308. Persons Deemed Owners....................................................27
  SECTION 309. Cancellation.............................................................28
  SECTION 310. Computation of Interest..................................................28
  SECTION 311. Certification by a Person Entitled to Delivery of a Bearer Security......28
  SECTION 312. Judgments................................................................28

ARTICLE FOUR............................................................................29
Satisfaction and Discharge..............................................................29
  SECTION 401. Satisfaction and Discharge of Indenture..................................29
  SECTION 402. Application of Trust Money and Government Obligations....................30
  SECTION 403. Satisfaction, Discharge and Defeasance of Debt Securities of any Series..30

ARTICLE FIVE............................................................................32
REMEDIES................................................................................32
  SECTION 501. Events of Default........................................................32
  SECTION 502. Acceleration of Maturity; Rescission and Annulment.......................33
  SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee..........34

  SECTION 504. Trustee May File Proofs of Claim.........................................35
  SECTION 505. Trustee May Enforce Claims without Possession of Debt Securities or
               Coupons..................................................................35
  SECTION 506. Application of Money Collected...........................................35
  SECTION 507. Limitation on Suits......................................................36
  SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and
               Interest.................................................................36
  SECTION 509. Restoration of Rights and Remedies.......................................37
  SECTION 510. Rights and Remedies Cumulative...........................................37
  SECTION 511. Delay or Omission Not Waiver.............................................37
  SECTION 512. Control by Holders of Debt Securities....................................37
  SECTION 513. Waiver of Past Defaults..................................................38
  SECTION 514. Undertaking for Costs....................................................38
  SECTION 515. Waiver of Stay or Extension Laws.........................................38

ARTICLE SIX.............................................................................38
THE TRUSTEE.............................................................................39
  SECTION 601. Certain Duties and Responsibilities......................................39
  SECTION 602. Notice of Default........................................................39
  SECTION 603. Certain Rights of Trustee................................................39
  SECTION 604. Not Responsible for Recitals or Issuance of Debt Securities..............40
  SECTION 605. May Hold Debt Securities or Coupons......................................40
  SECTION 606. Money Held in Trust......................................................40
  SECTION 607. Compensation and Reimbursement...........................................41
  SECTION 608. Disqualification; Conflicting Interests..................................41
  SECTION 609. Corporate Trustee Required; Eligibility..................................41
  SECTION 610. Resignation and Removal; Appointment of Successor........................42
  SECTION 611. Acceptance of Appointment by Successor...................................43
  SECTION 612. Merger, Conversion, Consolidation or Succession to Business..............44
  SECTION 613. Preferential Collection of Claims Against Company........................44
  SECTION 614. Authenticating Agent.....................................................45

ARTICLE SEVEN...........................................................................46
HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.......................................46
  SECTION 701. Company to Furnish Trustee Names and Addresses of Holders................46
  SECTION 702. Preservation of Information; Communications to Holders...................46
  SECTION 703. Reports by Trustee.......................................................46
  SECTION 704. Reports by Company.......................................................47

ARTICLE EIGHT...........................................................................47
CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE....................................47
  SECTION 801. Company May Consolidate, etc. Only on Certain Terms......................47
  SECTION 802. Successor Corporation Substituted........................................48
  SECTION 803. Conveyance or Transfer to a Wholly-Owned Restricted Subsidiary...........48
  SECTION 804. Limitation on Lease of Properties as Entirety............................48

ARTICLE NINE............................................................................48
Supplemental Indentures.................................................................48
  SECTION 901. Supplemental Indentures without Consent of Holders.......................48
  SECTION 902. Supplemental Indentures with Consent of Holders..........................50
  SECTION 903. Execution of Supplemental Indentures.....................................50
  SECTION 904. Effect of Supplemental Indentures........................................51
  SECTION 905. Conformity with Trust Indenture Act......................................51
  SECTION 906. Reference in Debt Securities to Supplemental Indentures..................51

ARTICLE TEN.............................................................................52
Covenants...............................................................................52
  SECTION 1001. Payment of Principal, Premium and Interest..............................52
  SECTION 1002. Maintenance of Office or Agency.........................................52
  SECTION 1004. Corporate Existence.....................................................54
  SECTION 1005. Maintenance of Properties...............................................54
  SECTION 1006. Payment of Additional Amounts...........................................54
  SECTION 1007. Payment of Taxes and Other Claims.......................................55
  SECTION 1008. Restriction on the Creation of Secured Funded Debt......................55
  SECTION 1009. Restriction on Sale and Lease-Back Transactions.........................56
  SECTION 1010. Restriction on Permitting Unrestricted Subsidiaries to become
                Restricted Subsidiaries.................................................57
  SECTION 1011. Officer's Certificate as to Default.....................................57
  SECTION 1012. Waiver of Certain Covenants.............................................57

ARTICLE ELEVEN..........................................................................57
REDEMPTION OF DEBT SECURITIES...........................................................58
  SECTION 1101. Applicability of Article................................................58
  SECTION 1102. Election to Redeem; Notice to Trustee...................................58
  SECTION 1103. Selection by Trustee of Debt Securities to be Redeemed..................58
  SECTION 1104. Notice of Redemption....................................................58
  SECTION 1105. Deposit of Redemption Price.............................................59
  SECTION 1106. Debt Securities Payable on Redemption Date..............................59
  SECTION 1107. Debt Securities Redeemed in Part........................................60

ARTICLE TWELVE..........................................................................60
SINKING FUNDS...........................................................................60
  SECTION 1201. Applicability of Article................................................60
  SECTION 1202. Satisfaction of Sinking Fund Payments with Debt Securities..............61
  SECTION 1203. Redemption of Debt Securities for Sinking Fund..........................61

ARTICLE THIRTEEN........................................................................62
REPAYMENT AT THE OPTION OF HOLDERS......................................................62
  SECTION 1301. Applicability of Article................................................62
  SECTION 1302. Repayment of Debt Securities............................................62
  SECTION 1303. Exercise of Option; Notice..............................................62
  SECTION 1304. Election of Repayment by Remarketing Entities...........................63
  SECTION 1305. Securities Payable on the Repayment Date................................63

ARTICLE FOURTEEN........................................................................64
MEETINGS OF HOLDERS OF DEBT SECURITIES..................................................64
  SECTION 1401. Purposes for Which Meetings May Be Called...............................64
  SECTION 1402. Call, Notice and Place of Meetings......................................64
  SECTION 1403. Persons Entitled to Vote at Meetings....................................64
  SECTION 1404. Quorum; Action..........................................................64
  SECTION 1405. Determination of Voting Rights; Conduct and Adjournment of Meetings.....65
  SECTION 1406. Counting Votes and Recording Action of Meetings.........................66

ARTICLE FIFTEEN.........................................................................66
DEFEASANCE..............................................................................66
  SECTION 1501. Termination of Company's Obligations....................................66
  SECTION 1502. Repayment to Company....................................................67

  SECTION 1503. Indemnity for Government Obligations....................................68

EXHIBIT A-1.............................................................................71
EXHIBIT A-2.............................................................................73
EXHIBIT B...............................................................................74

INDENTURE (the "Indenture") dated as of ___________, ____, between DIGITAL MICROWAVE CORPORATION, a Delaware corporation (hereinafter called the "Company"), having its principal place of business at 170 Rose Orchard Way, San Jose, California 95134 and __________________________________ (hereinafter called the "Trustee"), having its Corporate Trust Office at
________________________________________________________.

                             RECITALS OF THE COMPANY

The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes, bonds and other evidences of indebtedness (herein called the "Debt Securities").

All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Debt Securities of any series created and issued on or after the date hereof by the Holders thereof, it is mutually covenanted and agreed, for the benefit of all Holders of such Debt Securities or of any such series, as follows:


                                   ARTICLE ONE


                        DEFINITIONS AND OTHER PROVISIONS

                             OF GENERAL APPLICATION


SECTION 101. Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule or regulation under the Trust Indenture Act, either directly or by reference therein, as in force at the date as of which this instrument was executed, except as provided in Section 905, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

(4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Certain terms, used principally in Article Six, are defined in that Article.

"Act" when used with respect to any Holder has the meaning specified in Section 104.

"Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Attributable Debt" means, at any date as of which the amount thereof is to be determined, the sum of attributable debt relating to capital leases and operating leases under which any Person is liable. The amount of attributable debt relating to capital leases is the balance sheet liability amount (capital lease obligations and current portion thereof) in respect of such capital leases as determined under GAAP. The amount of attributable debt relating to operating leases is the amount of future minimum lease payments under such operating leases required to be disclosed by GAAP, less any executory costs, discounted using the methodology used to calculate the present value of operating lease payments in the Company's most recent Annual Report to Shareholders that reflects such a calculation. "Executory costs" mean amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any operating lease which is terminable by the lessee upon the payment of a penalty, such net amount shall include the lesser of (a) the rental payments to be paid under such lease until the first date (after the date of such determination) upon which it may be so terminated plus the then applicable penalty upon such termination, or (b) the rental payments required to be paid during the remaining term of such lease (assuming such termination provision is not exercised).

"Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Debt Securities.

"Authorized Newspaper" means a newspaper in an official language of the country of publication or in the English language customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

"Bearer Security" means any Debt Security established pursuant to Section 201 which is payable to bearer including, without limitation, unless the context otherwise indicates, a Debt Security in global bearer form.

"Board of Directors" means either the board of directors of the Company, or the executive or any other committee of that board duly authorized to act in respect hereof.

"Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including the establishment of any series of the Debt Securities and the forms and terms thereof), such action may be taken by any committee of the Board or the Company or any officer or employee of the Company authorized to take such action by a Board Resolution.

"Business Day", when used with respect to any Place of Payment, means any day which is not a Saturday or Sunday and which is not a legal holiday or a day on which banking institutions or trust companies in that Place of Payment are authorized or obligated by law or executive order to close.

"CEDEL" or "CEDEL S.A." means Cedel Bank S.A.

"Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

"Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

"Company Request" and "Company Order" mean, respectively, except as otherwise provided in this Indenture, a written request or order signed in the name of the Company by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President (any references to a Vice President of the Company herein shall be deemed to include any Vice President of the Company whether or not designated by a number or word or words added before or after the title "Vice President"), the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company or by another officer of the Company duly authorized to sign by a Board Resolution, and delivered to the Trustee.

"Consolidated Net Tangible Assets" means (a) the total amount of assets (less applicable reserves and other properly deductible items) which under GAAP would be included on a consolidated balance sheet of the Company and its Restricted Subsidiaries after deducting therefrom (i) all liabilities and liability items, including amounts in respect of obligations or guarantees of obligations under leases, which under GAAP would be included on such balance sheet, except Funded Debt, capital stock and surplus, surplus reserves and provisions for deferred income taxes, and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, which in each case under GAAP would be included on such consolidated balance sheet, less (b) the amount which would be so included on such consolidated balance sheet for Investments (less applicable reserves) (i) made in Unrestricted Subsidiaries, or
(ii) made in corporations while they were Unrestricted Subsidiaries but which at the time of computation are not Subsidiaries of the Company.

"Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at __________________________________________________________, Attention:
________________________, except that, with respect to presentation of the Debt Securities for payment or registration of transfers or exchanges and the location of the Security Registrar, such term means the office or agency of the Trustee at which at any particular time its corporate agency business shall be conducted, which at the date of original execution of this Indenture is located at ______________________.

The term "corporation" includes corporations, associations, companies and business trusts.

The term "coupon" means any interest coupon appertaining to a Bearer Security.

"Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities authenticated and delivered under this Indenture.

"Defaulted Interest" has the meaning specified in Section 307.

"Depositary" means, with respect to the Debt Securities of any series issuable or issued in the form of a Global Security, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Debt Securities of any such series shall mean the Depositary with respect to the Debt Securities of that series.

"Designated Currency" has the meaning specified in Section 312.

"Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

"ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

"Euroclear" means Morgan Guarantee Trust Company of New York, Brussels Office, as operator of the Euroclear System.

"European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

"Event of Default" has the meaning specified in Section 501.

"Exchange Rate" shall have the meaning specified as contemplated in Section 301.

"Exchange Rate Agent" shall have the meaning specified as contemplated in
Section 301.

"Exchange Rate Officer's Certificate", with respect to any date for the payment of principal of (and premium, if any) and interest on any series of Debt Securities, means a certificate setting forth the applicable Exchange Rate and the amounts payable in Dollars and Foreign Currencies in respect of the principal of (and premium, if any) and interest on Debt Securities denominated in ECU, any other composite currency or Foreign Currency, and signed by the Chairman of the Board, a Vice Chairman of the Board, the President, a Vice President, the Treasurer, an Assistant Treasurer or the Controller of the Company or the Exchange Rate Agent appointed pursuant to Section 301, and delivered to the Trustee.

"Foreign Currency" means a currency issued by the government of any country other than the United States of America.

"Funded Debt" means (i) all Indebtedness which by its terms matures more than 12 months after the time of the computation of the amount thereof or which is extendible or renewable at the option of the obligor on such Indebtedness to a time more than 12 months after the time of the computation of the amount thereof, (ii) all guarantees, direct or indirect, of any such Indebtedness or of dividends, other than any guarantee in connection with the sale or discount by the Company or any Restricted Subsidiary of accounts receivable, trade acceptances and other paper arising in the ordinary course of business, and
(iii) in the case of any Subsidiary, all Preferred Stock of such Subsidiary, taken at the greater of its voluntary or involuntary liquidation price at the time of any calculation hereunder, but exclusive of accrued dividends, if any; provided, however, that in determining the amount of Funded Debt of the Company or any Subsidiary there shall not be included any amount in respect of obligations under leases, or guarantees of obligations under leases, whether or not such obligations or guarantees are shown on a balance sheet as liability items. The Company or any Restricted Subsidiary shall be deemed to have assumed Funded Debt secured by any Mortgage upon any of its property or assets whether or not it has actually done so.

"GAAP" means, as of the date of any determination with respect thereto, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants, consistently applied and maintained throughout the periods indicated.

"Global Exchange Agent" has the meaning specified in Section 304.

"Global Exchange Date" has the meaning specified in Section 304.

"Global Security" means a Debt Security issued to evidence all or part of a series of Debt Securities in accordance with Section 303.

"Government Obligations" means, in respect of any series of Debt Securities, securities of (i) the government which issued the currency in which Debt Securities of such series are denominated and/or in which interest is payable on the Debt Securities of such series or (ii) government agencies backed by the full faith and credit of such government.

"Holder", with respect to a Registered Security, means a Person in whose name such Registered Security is registered in the Security Register and, with respect to a Bearer Security or a coupon, means the bearer thereof.

"Indebtedness" means (i) all items of indebtedness or liability (except capital and surplus) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date as of which indebtedness is to be determined, (ii) indebtedness secured by any Mortgage existing on property owned subject to such Mortgage, whether or not the indebtedness secured thereby shall have been assumed, and (iii) guarantees, endorsements (other than for purposes of collection) and other contingent obligations in respect of, or to purchase or otherwise acquire, indebtedness of others, unless the amount thereof is included in indebtedness under the preceding clause (i) or (ii); provided, however, that any obligations or guarantees of obligations in respect of lease rentals, whether or not such obligations or guarantees of obligations would be included as liabilities on a consolidated balance sheet of the Company and its Restricted Subsidiaries, shall not be included in Indebtedness.

"Indenture" means this instrument as originally executed or as it may from time to time be supplemented, amended or restated by or pursuant to one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Debt Securities established as contemplated by
Section 301.

"Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

"Interest Payment Date", with respect to any Debt Security, means the Stated Maturity of an installment of interest on such Debt Security.

"Investments" mean and include all investments, whether by acquisition of stock or Indebtedness, or by loan, advance, transfer of property, capital contribution or otherwise, made by the Company or by any Restricted Subsidiary, and shall include all guarantees, direct or indirect, by the Company or any Restricted Subsidiary of any Indebtedness of an Unrestricted Subsidiary which by its term matures 12 months or less from the time of computation of the amount thereof to the extent not included as a liability or liability item on the consolidated balance sheet of the Company and its Restricted Subsidiaries, but shall not include accounts receivable of the Company or of any Restricted Subsidiary arising from the sale of merchandise in the ordinary course of business.

"Maturity", when used with respect to any Debt Security, means the date on which the principal of such Debt Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise.

"Mortgage" means and includes any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

"Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

"Operating Property" means any parcel of real property owned by the Company or any Subsidiary and primarily used in the operation of its business, including without limitation, parking facilities, and any equipment located at or comprising a part of any such property, which has a net book value on the date as of which the determination is being made in excess of ___% of Consolidated Net Tangible Assets and which has been owned and operated by the Company or any Subsidiary for more than 90 days; provided, however, that any such property or equipment (not theretofore owned by the Company or a Subsidiary) owned and operated by a corporation which becomes a Subsidiary after the execution and delivery of this Indenture as originally executed shall not constitute Operating Property unless owned and operated by such corporation for more than 90 days after it becomes a Subsidiary.

"Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of or counsel for the Company, or who may be other counsel acceptable to the Trustee, which is delivered to the Trustee.

"Original Issue Discount Security" means any Debt Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

"Outstanding", when used with respect to Debt Securities means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

(i) Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(ii) Debt Securities or portions thereof for whose payment or redemption money or Government Obligations in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debt Securities and any coupons appertaining thereto; provided, however, that if such Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

(iii) Debt Securities in exchange for or in lieu of which other Debt Securities have been authenticated and delivered, or which have been paid, pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Debt Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debt Securities owned by the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon such request, demand, authorization, direction, notice, consent or waiver, only Debt Securities which the Trustee knows to be so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debt Securities and that the pledgee is not the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor.

"Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debt Securities on behalf of the Company.

"Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Place of Payment", when used with respect to the Debt Securities of any series means any place where the principal of (and premium, if any) and interest on the Debt Securities of that series are payable as specified as contemplated by
Section 301.

"Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt Security.

"Preferred Stock", as applied to the capital stock of any corporation, means stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets on any voluntary or involuntary liquidation or dissolution of such corporation, over shares of stock of any other class of such corporation.

"Redemption Date", when used with respect to any Debt Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

"Redemption Price", when used with respect to any Debt Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

"Registered Security" means any Debt Security in the form of Registered Securities established pursuant to Section 201 which is registered in the Security Register.

"Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301.

"Remarketing Entity", when used with respect to Debt Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, means any person designated by the Company to purchase any such Debt Securities.

"Repayment Date", when used with respect to any Debt Security to be repaid upon exercise of an option for repayment by the Holder, means the date fixed for such repayment pursuant to this Indenture.

"Repayment Price", when used with respect to any Debt Security to be repaid upon exercise of an option for repayment by the Holder, means the price at which it is to be repaid pursuant to this Indenture.

"Responsible Officer" when used with respect to the Trustee, means any officer of the Trustee assigned by it to administer its corporate trust matters.

"Restricted Subsidiary" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

"Secured Funded Debt" means any Funded Debt which is secured by a Mortgage upon any assets of the Company or a Restricted Subsidiary, including in such assets, without limitation, shares of stock or Indebtedness of any Subsidiary owned by the Company or a Restricted Subsidiary.

"Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

"Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

"Stated Maturity", when used with respect to any Debt Security or any installment of interest thereon, means the date specified in such Debt Security or a coupon representing such installment of interest as the fixed date on which the principal of such Debt Security or such installment is due and payable.

"Subsidiary" means any corporation more than 50% of the outstanding shares of Voting Stock, except for directors' qualifying shares, of which shall at the time be owned, directly or indirectly, by the Company or by one or more of the Subsidiaries, or by the Company and one or more other Subsidiaries.

"Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

"Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of that series.

"United States" means the United States of America (including the District of Columbia) and its possessions.

"United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

"Unrestricted Subsidiary" means (a) (i) any Subsidiary listed in Schedule A hereto, (ii) any Subsidiary created or acquired after the date hereof the primary business of which consists of financing operations in connection with leasing and conditional sales transactions on behalf of the Company and its Subsidiaries, and/or purchasing accounts receivable, and/or making loans secured by accounts receivable or inventory, or which is otherwise primarily engaged in the business of a finance company, and (iii) any other Subsidiary which, in accordance with the provisions of this Indenture, has been designated by Board Resolution as an Unrestricted Subsidiary, in each case unless and until any of the Subsidiaries referred to in the foregoing clauses (i), (ii) and (iii) shall, in accordance with the provisions of this Indenture, be designated by Board Resolution as a Restricted Subsidiary; and (b) any Subsidiary a majority of the Voting Stock of which shall at the time be owned directly or indirectly by one or more Unrestricted Subsidiaries.

"Voting Stock", as applied to the stock (or the equivalent thereof) of any corporation, means stock (or the equivalent thereof) of any class or classes, however designated, entitled in the ordinary course to vote in an election of directors of such corporation, other than stock (or such equivalent) having such power only by reason of the happening of a contingency.

"Wholly-Owned Restricted Subsidiary" means any Restricted Subsidiary all the outstanding capital stock of which, other than directors' qualifying shares, is owned by the Company and its other Wholly-Owned Restricted Subsidiaries.


SECTION 102. Compliance Certificates and Opinions.

Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee, if so requested by the Trustee, an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.



SECTION 103. Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based is erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinions or representations with respect to such matters is erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 104. Acts of Holders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Debt Securities of a series are issuable in whole or in part as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may, alternatively, be embodied in and evidenced by the record of Holders of Debt Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Debt Securities duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Debt Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Debt Securities shall be proved in the manner provided in Section 1406.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

(c) The ownership of Registered Securities shall be proved by the Security Register.

(d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities in the amount and with the serial numbers therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

(e) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

(f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debt Security shall bind every future holder of the same Debt Security and the Holder of every Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debt Security.

(g) For purposes of determining the principal amount of Outstanding Debt Securities of any series the Holders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act under this Indenture, (i) each Original Issue Discount Security shall be deemed to have the principal amount determined by the Trustee that could be declared to be due and payable pursuant to the terms of such Original Issue Discount Security as of the date there is delivered to the Trustee and, where it is hereby expressly required, to the Company, such Act by Holders of the required aggregate principal amount of the Outstanding Debt Securities of such series and (ii) each Debt Security denominated in a Foreign Currency or composite currency shall be deemed to have the principal amount determined by the Exchange Rate Agent by converting the principal amount of such Debt Security in the currency in which such Debt Security is denominated into Dollars at the Exchange Rate as of the date such Act is delivered to the Trustee and, where it is hereby expressly required, to the Company, by Holders of the required aggregate principal amount of the Outstanding Debt Securities of such series.

(h) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Debt Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Debt Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Debt Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (as defined below) by Holders of the requisite principal amount of Outstanding Debt Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Debt Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Debt Securities of the relevant series in the manner set forth in Section 106.

The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Debt Securities of any series entitled to join in the giving or making of (i) any notice of an Event of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2), or (iv) any direction referred to in
Section 512, in each case with respect to Debt Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Debt Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Debt Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Debt Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Debt Securities of the relevant series in the manner set forth in Section 106.

With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Debt Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph.


SECTION 105. Notices, etc., to Trustee and Company.

Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided), if in writing and sent by certified mail or by courier to the Trustee at its Corporate Trust Office, or

(2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and sent by certified mail or by courier to the Company addressed to the attention of its Secretary at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.


SECTION 106. Notice to Holders; Waiver.

Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and (2) such notice shall be sufficiently given to Holders of Bearer Securities by publication thereof in an Authorized Newspaper in The City of New York and, if the Debt Securities of such series are then listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, in London, and, if the Debt Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Debt Securities of such series are then listed on any other stock exchange outside the United States and such stock exchange shall so require, in any other required city outside the United States or, if not practicable, in Europe on a Business Day at least twice, the first such publication to be not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice.

In case, by reason of the suspension of or irregularities in regular mail service or for any other reason, it shall be impossible or impracticable to mail notice of any event to Holders of Registered Securities when said notice is required to be given pursuant to any provision of this Indenture or of the Debt Securities, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice. In any case where notice to Holders of Registered Securities is to be given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities given as provided above.

In case, by reason of the suspension of publication of any Authorized Newspaper, or by reason of any other cause, it shall be impossible or impracticable to make publication of any notice to Holders of Bearer Securities as provided above, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Any request, demand, authorization, direction, notice, consent, election, waiver or other Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.


SECTION 107. Conflict with Trust Indenture Act.

If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.


SECTION 108. Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 109. Successors and Assigns.

All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


SECTION 110. Separability Clause.

In case any provision in this Indenture or in the Debt Securities or any coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111. Benefits of Indenture.

Nothing in this Indenture or in the Debt Securities or any coupons, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 112. Governing Law.

This Indenture and the Debt Securities and any coupons shall be governed by and construed in accordance with the laws of the State of California, without regard to conflict of laws principles.

SECTION 113. Legal Holidays.

In any case where any Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity of any Debt Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Debt Securities or any coupons) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or at the Stated Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity, as the case may be.


SECTION 114.  Exemption from Individual Liability.

No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Debt Security or any coupon, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debt Securities or any coupon or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debt Securities or any coupon or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Debt Securities.


SECTION 115. Counterparts.

This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.


                                   ARTICLE TWO


                               DEBT SECURITY FORMS


SECTION 201. Forms Generally.

The Registered Securities, if any, and the Bearer Securities and related coupons, if any, of each series shall be in substantially the form (including temporary or permanent global form) as shall be established in or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Debt Securities or coupons, as evidenced by their signatures on the Debt Securities or coupons. If the form of Debt Securities of any series or coupons (including any such Global Security) is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Debt Securities or coupons.

Unless otherwise specified as contemplated by Section 301, Debt Securities in bearer form other than Debt Securities in temporary or permanent global form shall have coupons attached.

The definitive Debt Securities and coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as evidenced by the execution of such Debt Securities and coupons.


SECTION 202.  Form of Trustee's Certificate of Authentication.

This is one of the Debt Securities, of the series designated herein, described in the within-mentioned Indenture.

-----------------------------------,

as Trustee

                    By
                       ---------------------------------------
                               Authorized Officer


SECTION 203.  Debt Securities in Global Form.

If Debt Securities of a series are issuable in whole or in part in global form, as specified as contemplated by Section 301, then, notwithstanding clause (10) of Section 301 and the provisions of Section 302, such Global Security shall represent such of the outstanding Debt Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Debt Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Debt Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Debt Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 304.

The provisions of the last sentence of Section 303(g) shall apply to any Debt Securities represented by a Debt Security in global form if such Debt Security was never issued and sold by the Company and the Company delivers to the Trustee the Debt Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with respect to the reduction in the principal amount of Debt Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303(g).

Global Securities may be issued in either registered or bearer form and in permanent form or, in the case of Bearer Securities, either temporary or permanent form.

                                  ARTICLE THREE


                               THE DEBT SECURITIES


SECTION 301.  Amount Unlimited; Issuance in Series.

The aggregate principal amount of Debt Securities which may be authenticated and delivered under this Indenture is unlimited.

The Debt Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

(1) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of the series from all other Debt Securities);

(2) the limit, if any, upon the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1303 and except for any Debt Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

(3) the date or dates on which the principal and premium, if any, of the Debt Securities of the series are payable;

(4) the rate or rates, if any, at which the Debt Securities of the series shall bear interest, or the method or methods by which such rate or rates may be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the Regular Record Date for the interest payable on any Registered Security on any Interest Payment Date and the circumstances, if any, in which the Company may defer interest payments;

(5) the place or places where, subject to the provisions of Section 1002, the principal of (and premium, if any) and interest on Debt Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Debt Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Debt Securities of the series and this Indenture may be served and where notices to Holders pursuant to Section 106 will be published;

(6) if applicable, the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company;

(7) the obligation, if any, of the Company to redeem, repay or purchase Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Debt Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

(8) whether Debt Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether Debt Securities of the series are to be issuable with or without coupons or both and, in the case of

Bearer Securities, the date as of which such Bearer Securities shall be dated if other than the date of original issuance of the first Debt Security of such series of like tenor and term to be issued;

(9) whether the Debt Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities and, in such case, the Depositary and Global Exchange Agent for such Global Security or Securities, whether such global form shall be permanent or temporary and, if applicable, the Global Exchange Date;

(10) if Debt Securities of the series are to be issuable initially in the form of a temporary Global Security, the circumstances under which the temporary Global Security can be exchanged for definitive Debt Securities and whether the definitive Debt Securities will be Registered and/or Bearer Securities and will be in global form and whether interest in respect of any portion of such Global Security payable in respect of an Interest Payment Date prior to the Global Exchange Date shall be paid to any clearing organization with respect to a portion of such Global Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date if other than as provided in this Article Three;

(11) whether, and under what conditions, additional amounts will be payable to Holders of Debt Securities of the series pursuant to Section 1006;

(12) the denominations in which any Registered Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any Bearer Securities of such series shall be issuable, if other than the denomination of $5,000;

(13) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

(14) the currency or currencies of denomination of the Debt Securities of any series, which may be in Dollars, any Foreign Currency or any composite currency, including but not limited to the ECU, and, if any such currency of denomination is a composite currency other than the ECU, the agency or organization, if any, responsible for overseeing such composite currency;

(15) the currency or currencies in which payment of the principal of (and premium, if any) and interest on the Debt Securities will be made, any other currency or currencies in which payment of the principal of (and premium, if any) or the interest on Registered Securities, at the election of each of the Holders thereof, may also be payable and the periods within which and the terms and conditions upon which such election is to be made, and the Exchange Rate and Exchange Rate Agent;

(16) if the amount of payments of principal of (and premium, if any) or interest on the Debt Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

(17) if payments of principal of (and premium, if any) or interest on the Debt Securities of the series are to be made in a Foreign Currency other than the currency in which such Debt Securities are denominated, the manner in which the Exchange Rate with respect to such payments shall be determined;

(18) any Events of Default with respect to Debt Securities of such series, if not set forth herein;

(19) any other covenant or warranty included for the benefit of the Debt Securities of the series in addition to (and not inconsistent with) those set forth herein for the benefit of Debt Securities of all series, or any other covenant or warranty included for the benefit of Debt Securities of the series in lieu of any covenant or warranty set forth herein for the benefit of Debt Securities of all series, or any provision that any covenant or warranty set forth herein for the benefit of Debt Securities of all series shall not be for the benefit of Debt Securities of such series, or any combination of such covenants, warranties or provisions and the applicability, if any, of the provisions of Section 1012 to such covenants and warranties;

(20) the terms and conditions, if any, pursuant to which the Company's obligations under this Indenture may be terminated through the deposit of money or Government Obligations as provided in Articles Four and Fifteen;

(21) the Person or Persons who shall be Security Registrar for the Debt Securities of such series if other than the Trustee, and the place or places where the Security Register for such series shall be maintained and the Person or Persons who will be the initial Paying Agent or Agents, if other than the Trustee; and

(22) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

All Debt Securities of any one series and the coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

Debt Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different Redemption or Repayment Dates and may be denominated in different currencies or payable in different currencies.

If any of the terms of a series of Debt Securities are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.


SECTION 302. Denominations.

Debt Securities of each series shall be issuable in such form and denominations as shall be specified in the form of Debt Security for such series approved or established pursuant to Section 201 or in the Officers' Certificate delivered pursuant to Section 301. In the absence of any specification with respect to the Debt Securities of any series, the Registered Securities of such series, if any, shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of such series, if any, shall be issuable in the denominations of $5,000.


SECTION 303. Execution, Authentication, Delivery and Dating.

(a) The Debt Securities shall be executed on behalf of the Company by its Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by its Treasurer or one of its Assistant Treasurers or its Secretary or one of its Assistant Secretaries under its corporate seal reproduced thereon. The signature of any of these officers on the Debt Securities may be manual or facsimile. Coupons shall bear the facsimile signature of an authorized officer of the Company. Debt Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities or coupons of any series or did not hold such offices at the date of such Debt Securities or coupons.

(b) At any time and from time to time after the execution and delivery of this Indenture, Debt Securities of any series may be executed by the Company and delivered to the Trustee for authentication, and, except as otherwise provided in this Article Three, shall thereupon be authenticated and delivered by the Trustee upon Company Order, without any further action by the Company; provided, however, that, in connection with its original issuance, a Bearer Security may be delivered only outside the United States and, except in the case of a temporary Global Security, only if the Company or its agent shall have received the certification required pursuant to Sections 304(b)(iii) and (iv), unless such certification shall have been provided earlier pursuant to section 304(b)(v) hereof, and only if the Company has no reason to know that such certification is false.

To the extent authorized in or pursuant to a Board Resolution and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, such written Company Order may be given by any one officer or employee of the Company, may be electronically transmitted, and may provide instructions as to registration of holders, principal amounts, rates of interest, maturity dates and other matters contemplated by such Board Resolution and Officers' Certificate or supplemental indenture to be so instructed in respect thereof. Before authorizing and delivering the first Debt Securities of any series (and upon request of the Trustee thereafter), the Company shall deliver to the Trustee (i) the certificates called for under Sections 201 and 301 hereof and
(ii) an Opinion of Counsel described in the next sentence.

In authenticating such Debt Securities, and accepting the additional responsibilities under this Indenture in relation to any such Debt Securities, the Trustee shall be entitled to receive, prior to the initial authentication of such Debt Securities, and (subject to Section 601) shall be fully protected in relying upon:

(i) a Board Resolution relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution certified by the Secretary or an Assistant Secretary of the Company;

(ii) an executed supplemental indenture, if any, relating thereto;

(iii) an Officers' Certificate setting forth the form and terms of the Debt Securities of such series and coupons, if any, pursuant to Sections 201 and 301 and stating that all conditions precedent provided for in this Indenture relating to the issuance of such Debt Securities have been complied with; and

(iv) an Opinion of Counsel stating:

(A) that the form of such Debt Securities and coupons, if any, has been established in or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 201 in conformity with the provisions of this Indenture;

(B) that the terms of such Debt Securities and coupons, if any, have been established in or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 301 in conformity with the provisions of this Indenture; and

(C) that such Debt Securities and coupons, if any, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and the application of general principles of equity and except further as enforcement thereof may be limited by (i) requirements that a claim with respect to any Debt Securities denominated other than in Dollars (or a Foreign Currency or currency unit judgment in respect of such claim) be converted into Dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments in Foreign Currencies or currency units or payments outside the United States.

(c) If the Company shall establish pursuant to Section 301 that the Debt Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Global Securities in permanent or temporary form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Debt Securities of such series to be represented by one or more Global Securities,
(ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

(d) The Trustee shall have the right to decline to authenticate and deliver any Debt Securities under this Section 303 if the issuance of such Debt Securities will adversely affect the Trustee's own rights, duties or immunities under the Debt Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

(e) If all the Debt Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Debt Security, but such Opinion of Counsel, with appropriate modifications, may instead be delivered at or prior to the time of the first issuance of Debt Securities of such series.

(f) Each Registered Security shall be dated the date of its authentication. Each Bearer Security shall be dated as of the date specified as contemplated by
Section 301.

(g) No Debt Security or coupon attached thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Debt Security a certificate of authentication substantially in the form provided for herein executed by the Trustee, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder. Except as permitted by Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled. Notwithstanding the foregoing, if any Debt Security or portion thereof shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Debt Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Debt Security or portion thereof has never been issued and sold by the Company, for all purposes of this Indenture such Debt Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

(h) Each Depositary designated pursuant to Section 301 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.


SECTION 304. Temporary Debt Securities.

(a) Pending the preparation of definitive Debt Securities of any series, the Company may execute, and upon receipt of documents required by Sections 301 and 303, together with a Company Order, the Trustee shall authenticate and deliver, temporary Debt Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor and terms of the definitive Debt

Securities in lieu of which they are issued in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities may determine, as evidenced by their signatures on such Debt Securities. In the case of Debt Securities of any series issuable as Bearer Securities, such temporary Debt Securities may be in global form, representing all or any part of the Outstanding Debt Securities of such series.

(b) Unless otherwise provided pursuant to Section 301:

(i) Except in the case of temporary Debt Securities in global form, if temporary Debt Securities of any series are issued, the Company will cause definitive Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Debt Securities of such series, the related temporary Debt Securities shall be exchangeable for such definitive Debt Securities upon surrender of the temporary Debt Securities of such series at the office or agency of the Company in the Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debt Securities of any series (accompanied, if applicable, by all unmatured coupons and all matured coupons in default appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities of the same series of like tenor and terms and of authorized denominations; provided, however, that no Bearer Security shall be delivered in exchange for a Registered Security; and provided, further, that a Bearer Security shall be delivered in exchange for a Bearer Security only in compliance with the conditions set forth in Section 305.

(ii) If Debt Securities of any series are issued in temporary global form, any such temporary Global Security shall, unless otherwise provided pursuant to
Section 301, be delivered to the Depositary for the benefit of Euroclear and CEDEL S.A., for credit to the respective accounts of the beneficial owners of such Debt Securities (or to such other accounts as they may direct).

(iii) Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security (the "Global Exchange Date"), the Company shall deliver definitive Debt Securities to the Trustee or the agent appointed by the Company pursuant to
Section 301 to effect the exchange of the temporary Global Security for definitive Debt Securities (the "Global Exchange Agent"), in an aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. On or after the Global Exchange Date, such temporary Global Security shall be surrendered by the Depositary to the Global Exchange Agent, to be exchanged, in whole or from time to time in part, for definitive Debt Securities without charge and the Trustee or the Global Exchange Agent, if authorized by the Trustee pursuant to Section 614, shall authenticate and deliver, in exchange for each portion of such temporary Global Security, an equal aggregate principal amount of definitive Debt Securities of the same series of authorized denominations and of like tenor and terms as the portion of such temporary Global Security to be exchanged. Upon any exchange of a part of such temporary Global Security for definitive Debt Securities, the portion of the principal amount and any interest thereon so exchanged shall be endorsed by the Global Exchange Agent on a schedule to such temporary Global Security, whereupon the principal amount and interest payable with respect to such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed. The definitive Debt Securities to be delivered in exchange for any such temporary Global Security shall be in bearer form, registered form, global registered form or global bearer form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, in the case of the exchange of the temporary Global Security for definitive Bearer Securities (including a definitive Global Bearer Security), upon such presentation by the Depositary, such temporary Global Security shall be accompanied by a certificate signed by Euroclear as to the portion of such temporary Global Security held for its account then to be exchanged and a certificate signed by CEDEL S.A. as to the portion of such temporary Global Security held for its account then to be exchanged, each in the form set forth in Exhibit B to this Indenture; and provided, further, that definitive Bearer Securities (including a definitive Global Bearer Security) shall be delivered in exchange for a portion of a temporary Global Security only in compliance with the requirements of Section 303.

(iv) The interest of a beneficial owner of Debt Securities of a series in a temporary Global Security shall be exchanged for definitive Debt Securities of the same series and of like tenor and terms following the Global Exchange Date when the account holder instructs Euroclear or CEDEL S.A., as the case may be, to request such exchange on such account holder's behalf and, in the case of the exchange of the temporary Global Security for definitive Bearer Securities (including a definitive Global Bearer Security), the account holder delivers to Euroclear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit A-1 and, if applicable, A-2 to this Indenture, dated no earlier than 15 days prior to the Global Exchange Date, copies of which certificate shall be available from the offices of Euroclear and CEDEL S.A., the Global Exchange Agent, any authenticating agent appointed for such series of Debt Securities and each Paying Agent. Unless otherwise specified in such temporary Global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security, except that a Person receiving definitive Debt Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Debt Securities in person at the offices of Euroclear and CEDEL S.A. Definitive Debt Securities in bearer form to be delivered in exchange for any portion of a temporary Global Security shall be delivered only outside the United States.

(v) Until exchanged in full as hereinabove provided, the temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of the same series and of like tenor and terms authenticated and delivered hereunder, except that interest payable on a temporary Global Security on an Interest Payment Date shall be payable to Euroclear and CEDEL S.A. on such Interest Payment Date only if there has been delivered by Euroclear and CEDEL S.A. to the Global Exchange Agent a certificate or certificates in the form set forth in Exhibit B to this Indenture dated no earlier than the first Interest Payment Date, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary Global Security on such Interest Payment Date and who have each delivered to Euroclear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit A-1 and, if applicable, A-2 to this Indenture dated no earlier than the first Interest Payment Date. Any interest so received by Euroclear and CEDEL S.A. and not paid as herein provided prior to the Global Exchange Date shall be returned to the Global Exchange Agent which, upon expiration of two years after such Interest Payment Date, shall repay such interest to the Company in accordance with Section 1003.


SECTION 305. Registration; Registration of Transfer and Exchange.

The Company shall cause to be kept at one of the offices or agencies to be maintained by the Company in accordance with the provisions of this Section 305 and Section 1002, with respect to the Debt Securities of each series which are Registered Securities, a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. Pursuant to Section 301, the Company shall appoint, with respect to Debt Securities of each series which are Registered Securities, a "Security Registrar" for the purpose of registering such Debt Securities and transfers and exchanges of such Debt Securities as herein provided.

Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denomination or denominations, of like tenor and terms and aggregate principal amount.

At the option of the Holder, Registered Securities of any series may be exchanged for other Registered

Securities of the same series of any authorized form and denomination, of like tenor and terms and aggregate principal amount, upon surrender of the Registered Securities to be exchanged at such office or agency. Bearer Securities may not be delivered in exchange for Registered Securities.

At the option of the Holder, Registered Securities or Bearer Securities of any series may be issued in exchange for Bearer Securities (except as otherwise specified as contemplated by Section 301 with respect to a Bearer Security in global form) of the same series, of any authorized denominations and of like tenor and terms and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor and terms after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be.

Whenever any Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debt Securities which the Holder making the exchange is entitled to receive.

If at any time the Depositary for the Debt Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Debt Securities of such series or if at any time the Depositary for the Debt Securities of such series shall no longer be eligible under Section 303(h), the Company shall appoint a successor Depositary with respect to the Debt Securities of such series. If a successor Depositary for the Debt Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301(9) shall no longer be effective with respect to the Debt Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

The Company may at any time and in its sole discretion determine that the Debt Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

If specified by the Company pursuant to Section 301 with respect to a series of Debt Securities, the Depositary for such series of Debt Securities may surrender a Global Security for such series of Debt Securities in exchange in whole or in part for Debt Securities of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without charge to any Holder,

(a) to each Person specified by such Depositary a new Debt Security or Securities of the same series, of like tenor and terms and of any authorized denominations as requested by such person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

(b) to such Depositary a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Debt Securities delivered to Holders thereof.

In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Debt Securities (a) in definitive registered form in authorized denominations, if the Debt Securities of such series are issuable as Registered Securities, (b) in definitive bearer form in authorized denominations, with coupons attached, if the Debt Securities of such series are issuable as Bearer Securities or (c) as either Registered or Bearer Securities, as shall be specified by the beneficial owner thereof, if the Debt Securities of such series are issuable in either form; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A-1 and, if applicable, A-2 hereto; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company has reason to know that any such certificate is false.

Upon the exchange of a Global Security for Debt Securities in definitive form, such Global Security shall be cancelled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Registered Securities to the persons in whose names such Debt Securities are so registered. The Trustee shall deliver Bearer Securities issued in exchange for a Global Security pursuant to this Section to the persons, and in such authorized denominations, as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A-1 and, if applicable, A-2 hereto; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company has reason to know that any such certificate is false. All Debt Securities issued upon any registration of transfer or exchange of Debt Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered upon such registration of transfer or exchange.

Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing.

No charge to any Holder shall be made for any registration of transfer or exchange of Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Debt Securities, other than exchanges expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

The Company shall not be required (i) to issue, register the transfer of or exchange Debt Securities of any particular series to be redeemed for a period of fifteen days preceding the first publication of the relevant notice of redemption or, if Registered Securities are outstanding and there is no publication, the mailing of the relevant notice of redemption of Debt Securities of such series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of such Registered Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of like tenor and terms of that series, provided that such Registered Security shall be simultaneously surrendered for redemption.

Notwithstanding anything herein to the contrary, the exchange of Bearer Securities into Registered Securities shall be subject to applicable laws and regulations in effect at the time of exchange; neither the Company, the Trustee nor the Security Registrar shall exchange any Bearer Securities into Registered Securities if it has received an Opinion of Counsel that as a result of such exchanges the Company would suffer adverse consequences under the United States Federal income tax laws and regulations then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such exchanges thereafter unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Orders to the Security Registrar.


SECTION 306. Mutilated, Destroyed, Lost and Stolen Debt Securities.

If (i) any mutilated Debt Security or a Bearer Security with a mutilated coupon appertaining to it is surrendered to a Paying Agent outside the United States designated by the Company, or, in the case of any Registered Security, to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security or coupon, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company and the Trustee that such Debt Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Debt Security or Bearer Security with a mutilated coupon appertaining to it or to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen) or in lieu of any such destroyed, lost or stolen Debt Security, a new Debt Security of like tenor and terms and principal amount, bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Debt Security or to the Debt Security to which such destroyed, lost or stolen coupon appertains; provided, however, that any such new Bearer Security will be delivered only in compliance with the conditions set forth in Section 305.

In case any such mutilated, destroyed, lost or stolen Debt Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay such Debt Security or coupon; provided, however, that payment of principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States; and provided, further, that, with respect to any such coupons, interest represented thereby (but not any additional amounts payable as provided in Section 1006), shall be payable only upon presentation and surrender of the coupons appertaining thereto.

Upon the issuance of any new Debt Security or coupons under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and printing expenses) connected therewith.

Every new Debt Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Debt Security, or in exchange for a Bearer Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and any such new Debt Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of that series and their coupons, if any, duly issued hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities or coupons.


SECTION 307. Payment of Interest; Interest Rights Preserved.

Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture. At the option of the Company, payment of interest on any Registered Security may be made by check in the currency designated for such payment pursuant to the terms of such Registered Security mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account in such currency designated by such Person in writing not later than ten days prior to the date of such payment.

Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

(1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money and/or Government Obligations the payments of principal and interest on which when due (and without reinvestment) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money and/or Government Obligations when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided.

Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date. Unless the Trustee is acting as the Security Registrar, promptly after such Special Record Date, the Company shall furnish the Trustee with a list, or shall make arrangements satisfactory to the Trustee with respect thereto, of the names and addresses of, and principal amounts of Registered Securities of such series held by, the Holders appearing on the Security Register at the close of business on such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

(2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security.

Subject to the limitations set forth in Section 1002, the Holder of any coupon appertaining to a Bearer Security shall be entitled to receive the interest payable on such coupon upon presentation and surrender of such coupon on or after the Interest Payment Date of such coupon at an office or agency maintained for such purpose pursuant to Section 1002.


SECTION 308. Persons Deemed Owners.

Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or of the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.


SECTION 309. Cancellation.

Unless otherwise provided with respect to a series of Debt Securities, all Debt Securities and coupons surrendered for payment, redemption, repayment, transfer, exchange or credit against any sinking fund payment pursuant to this Indenture shall, if surrendered to the Company or any agent of the Company, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Debt Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debt Securities so delivered shall be promptly cancelled by the Trustee. No Debt Securities shall be authenticated in lieu of or in exchange for any Debt Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debt Securities and coupons held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a Company Order the Company shall direct that the cancelled Debt Securities or coupons be returned to it.


SECTION 310. Computation of Interest.

Except as otherwise specified as contemplated by Section 301 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


SECTION 311. Certification by a Person Entitled to Delivery of a Bearer
Security.

Whenever any provision of this Indenture or a Debt Security contemplates that certification be given by a Person entitled to delivery of a Bearer Security, such certification shall be provided substantially in the form of Exhibit A-1 and, if applicable, A-2 hereto, with only such changes as shall be approved by the Company and consented to by the Trustee, whose consent shall not unreasonably be withheld.


SECTION 312. Judgments.

The Company agrees that, to the fullest extent possible under applicable law and except as may otherwise be specified as contemplated in Section 301, (a) the obligation, if any, of the Company to pay the principal of (and premium, if any) and interest on the Debt Securities of any series and any appurtenant coupons in a Foreign Currency, composite currency or Dollars (the "Designated Currency") as may be specified pursuant to Section 301 is of the essence, and judgments in respect of such Debt Securities shall be given in the Designated Currency; (b) the obligation of the Company to make payments in the Designated Currency of the principal of (and premium, if any) and interest on such Debt Securities and any appurtenant coupons shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Designated Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) in the country of issue of the Designated Currency in the case of Foreign Currency or Dollars or in the international banking community in the case of a composite currency on the Business Day immediately following the day on which such Holder receives such payment; (c) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary to compensate for such shortfall; and (d) any obligation of the

Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.


                                  ARTICLE FOUR


                           SATISFACTION AND DISCHARGE


SECTION 401. Satisfaction and Discharge of Indenture.

This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Debt Securities herein expressly provided for and rights to receive payments of principal and interest thereon and any right to receive additional amounts, as provided in Section 1006) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

(1)  either

(A) all Debt Securities theretofore authenticated and delivered and all coupons appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, surrender of which is not required or has been waived as provided in
Section 305, (ii) Debt Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Bearer Securities called for redemption or surrendered for repayment and maturing after the relevant Redemption Date or Repayment Date, as appropriate, surrender of which has been waived as provided in Section 1106 or 1303 and (iv) Debt Securities and coupons for whose payment money and/or Government Obligations have theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee cancelled or for cancellation; or

(B) all such Debt Securities not theretofore delivered to the Trustee for cancellation

(i) have become due and payable, or

(ii) will become due and payable at their Stated Maturity within one year, or

(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (B)(i), (B)(ii) or (B)(iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money and/or Government Obligations the payments of principal and interest on which when due (and without reinvestment) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay and discharge the entire indebtedness on such Debt Securities and coupons of such series for principal (and premium, if any) and interest, and any mandatory sinking fund, repayment or analogous payments thereon, on the scheduled due dates therefor to the date of such deposit (in the case of Debt Securities and coupons which have become due and payable) or to the Stated Maturity or Redemption Date, if any, and all Repayment Dates (in the case of Debt Securities repayable at the option of the Holders thereof); provided, however, that in the event a petition for relief under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law is filed with respect to the Company within 91 days after the deposit, the obligations of the Company under the Indenture with respect to the Debt Securities of such series shall not be deemed terminated or discharged, and in such event the Trustee shall be required to return the deposited money and Government Obligations then held by the Trustee to the Company;

(2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

(3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money or Government Obligations shall have been deposited with the Trustee pursuant to Subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.


SECTION 402. Application of Trust Money and Government Obligations.

(a) Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations deposited with the Trustee pursuant to Section 401, 403 or 1501 shall be held in trust and such money and the principal and interest received on such Government Obligations shall be applied by it, in accordance with the provisions of the Debt Securities, any coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money or Government Obligations have been deposited with the Trustee.

(b) The Trustee shall deliver or pay to the Company from time to time upon Company Request any Government Obligations or money held by it as provided in
Section 403 or 1501 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such Government Obligations or money were deposited or received.

(c) The Trustee shall deliver to the Company from time to time upon Company Request any Government Obligations held by it as provided in Section 403 or 1501, provided that the Company in substitution therefor simultaneously delivers to the Trustee, money or other Government Obligations which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, would then be sufficient to satisfy the Company's payment obligations in respect of the Debt Securities in the manner contemplated by Section 403 or 1501.


SECTION 403. Satisfaction, Discharge and Defeasance of Debt Securities of any Series.

If this Section 403 is specified, as contemplated by Section 301, to be applicable to Debt Securities of any series, then, notwithstanding Section 401,
(i) the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Debt Securities of any such series and related coupons; (ii) the provisions of this Indenture as it relates to such Outstanding Debt Securities and related coupons shall no longer be in effect (except as to (A) the rights of Holders of Debt Securities to receive, from the trust fund described in subparagraph (1) below, payment of (x) the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest on such Debt Securities and related coupons on the Stated Maturity of such principal (and premium, if any) or installment of principal (and premium, if any) or interest or (y) any mandatory sinking fund, repayment or analogous payments applicable to the Debt Securities of that series on that day on which such payments are due and payable in accordance with the terms of this Indenture and of such Debt Securities, (B) the Company's obligations with respect to such Debt Securities under Sections 304, 305, 306, 1002, 1003 and 1006, and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including those under Section 607 hereof); and (iii) the Trustee, at the expense of the Company, shall, upon Company Order, execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

(1)  either

(A) with respect to all Outstanding Debt Securities of such series and related coupons, with reference to this Section 403, the Company has deposited or caused to be deposited with the Trustee irrevocably, as trust funds in trust, money and/or Government Obligations the payments of principal and interest on which when due (and without reinvestment) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay and discharge (i) the principal of (and premium, if any) and interest on the Outstanding Debt Securities of that series on the Stated Maturity of such principal or interest or, if such series may be redeemed by the Company prior to the Stated Maturity thereof and the Company shall have given irrevocable instructions to the Trustee to effect such redemption, at the date fixed for such redemption pursuant to Article Eleven, and (ii) any mandatory sinking fund payments or analogous payments applicable to Debt Securities of such series on the date on which such payments are due and payable in accordance with the terms of this Indenture and of such Debt Securities; or

(B) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 301, to be applicable to the Debt Securities of such series;

(2) the Company has paid or caused to be paid all sums payable with respect to the Outstanding Debt Securities of such series and related coupons;

(3) such deposit will not result in a breach of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

(4) no Event of Default or event which, with the giving of notice or lapse of time, or both, would become an Event of Default pursuant to Section 501(1), (2),
(3), (6) or (7) with respect to the Debt Securities of such series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(6) or Section 501(7) or event which, with the giving of notice or lapse of time, or both, would become an Event of Default under Section 501(6) or Section 501(7) shall have occurred and be continuing on the 91st day after such date; provided, however, that should that condition fail to be satisfied on or before such 91st day, the Trustee shall promptly, upon satisfactory receipt of evidence of such failure, return such deposit to the Company;

(5) if the Debt Securities of that series are then listed on any domestic or foreign securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause such Debt Securities to be delisted; and

(6) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness of all Outstanding Debt Securities and related coupons have been complied with.

Any deposits with the Trustee referred to in Section 403(1)(A) above shall be irrevocable and shall be made under the terms of an escrow or trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Debt Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow or trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

Upon the satisfaction of the conditions set forth in this Section 403 with respect to all the Outstanding Debt Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company; provided that the Company shall not be discharged from any payment obligations in respect of Debt Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law.

Notwithstanding the cessation, termination and discharge of all obligations, covenants and agreements (except as provided above in this Section 403) of the Company under this Indenture with respect to any series of Debt Securities, the obligations of the Company to the Trustee under Section 607, and the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive with respect to such series of Debt Securities.


                                  ARTICLE FIVE


                                    REMEDIES


SECTION 501. Events of Default.

"Event of Default", wherever used herein with respect to Debt Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1) default in the payment of any interest upon any Debt Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days; or

(2) default in the payment of the principal of (or premium, if any, on) any Debt Security of such series at its Maturity; or

(3) default in the deposit of any sinking fund payment, when and as due by the terms of a Debt Security of such series; or

(4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of Debt Securities of a series other than such series), and continuance of such default or breach for a period of 90 days after there has been given by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least ____% in principal amount of the Outstanding Debt Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or

(5) a default under any Indebtedness for money borrowed by the Company or any Subsidiary (including a default with respect to Debt Securities of any series other than that series) or under any Mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any

Indebtedness for money borrowed by the Company or any Subsidiary (including this Indenture), whether such Indebtedness now exists or shall hereafter be created, which default shall have resulted in such Indebtedness in an outstanding principal amount in excess of $___________ becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such acceleration having been rescinded or annulled, or such Indebtedness having been discharged, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least ___% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such acceleration to be rescinded or annulled or cause such Indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder; or

(6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

(7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

(8) any other Event of Default provided with respect to Debt Securities of such series specified as contemplated by Section 301.


SECTION 502. Acceleration of Maturity; Rescission and Annulment.

If an Event of Default with respect to Debt Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than ___% in principal amount of Outstanding Debt Securities of such series may declare the principal amount (or, if the Debt Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of and all accrued but unpaid interest on all the Debt Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by such Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. Upon payment of such amount, all obligations of the Company in respect of the payment of principal of the Debt Securities of such series shall terminate.

At any time after such a declaration of acceleration with respect to Debt Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

(1) the Company has paid or deposited with the Trustee a sum sufficient to pay

(A) all overdue installments of interest on all Debt Securities of such series,

(B) the principal of (and premium, if any, on) any Debt Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Debt Securities,

(C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates prescribed therefor in such Debt Securities, and

(D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expense, disbursements and advances of the Trustee, its agents and counsel;

and

(2) all Events of Default with respect to Debt Securities of such series, other than the non-payment of the principal of Debt Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if:

(1) default is made in the payment of any installment of interest on any Debt Security when such interest becomes due and payable and such default continues for a period of 30 days, or

(2) default is made in the payment of the principal of (or premium, if any, on) any Debt Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debt Securities and any related coupons, the amount then due and payable on such Debt Securities and coupons for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and, upon overdue installments of interest, at the rate or rates prescribed therefor in such Debt Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Debt Securities and coupons and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Debt Securities and coupons, wherever situated.

If an Event of Default with respect to Debt Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debt Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504. Trustee May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws as now or hereafter constituted, relative to the Company or any other obligor upon the Debt Securities of a particular series or any related coupons or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Debt Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise,

(1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Debt Securities of such series and any appurtenant coupons and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

(2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities or any coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.


SECTION 505. Trustee May Enforce Claims without Possession of Debt Securities or Coupons.

All rights of action and claims under this Indenture or the Debt Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Debt Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debt Securities and coupons in respect of which such judgment has been recovered.


SECTION 506. Application of Money Collected.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal

(and premium, if any) or interest, upon presentation of the Debt Securities or any coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:  To the payment of all amounts due the Trustee under
Section 607;

         SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Debt Securities and any coupons, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities and any coupons for principal (and premium, if any) and interest, respectively. The Holders of each series of Debt Securities denominated in ECU, any other composite currency or a Foreign Currency and any matured coupons relating thereto shall be entitled to receive a ratable portion of the amount determined by the Exchange Rate Agent by converting the principal amount Outstanding of such series of Debt Securities and matured but unpaid interest on such series of Debt Securities in the currency in which such series of Debt Securities is denominated into Dollars at the Exchange Rate as of the date of declaration of acceleration of the Maturity of the Debt Securities; and

         THIRD:  The balance, if any, to the Person or Persons entitled thereto.


SECTION 507. Limitation on Suits.

No Holder of any Debt Securities of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

(1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Debt Securities of such series;

(2) the Holders of not less than [25%] in principal amount of the Outstanding Debt Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debt Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

Notwithstanding any other provision in this Indenture, the Holder of any Debt Security or coupon shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Debt Security or payment of such coupon on the respective Stated Maturity or Maturities expressed in such Debt Security or coupon (or, in the case of redemption or repayment, on the Redemption Date or the Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.


SECTION 509. Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted any proceedings to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


SECTION 510. Rights and Remedies Cumulative.

Except as otherwise provided in Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511. Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Debt Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 512. Control by Holders of Debt Securities.

The Holders of a majority in principal amount of the Outstanding Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of such series, provided, that

(1) such direction shall not be in conflict with any rule of law or with this Indenture;

(2) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be unjustly prejudicial to the Holders of Debt Securities of such series not joining in any such direction; and

(3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


SECTION 513. Waiver of Past Defaults.

The Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series may on behalf of the Holders of all the Debt Securities of any such series and any related coupons waive any past default hereunder with respect to such series and its consequences, except a default

(1) in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series, or

(2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 514. Undertaking for Costs.

All parties to this Indenture agree, and each Holder of any Debt Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having a due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Company or the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than [25%] in principal amount of the Outstanding Debt Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Debt Security or the payment of any coupons on or after the respective Stated Maturity or Maturities expressed in such Debt Security or coupon (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be).


SECTION 515. Waiver of Stay or Extension Laws.

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law whenever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   THE TRUSTEE


SECTION 601. Certain Duties and Responsibilities.

Except during the continuance of an Event of Default, the Trustee's duties and responsibilities under this Indenture shall be governed by the Trust Indenture Act. In case an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


SECTION 602. Notice of Default.

If a default occurs hereunder with respect to Debt Securities of any series the Trustee shall transmit by mail to all Holders of Debt Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in
Section 501(4) with respect to Debt Securities of such series no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Debt Securities of such series.


SECTION 603. Certain Rights of Trustee.

Except as otherwise provided in Section 601:

(a) the Trustee may rely and shall be protected in acting or refraining from acting upon any signature, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

(d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Debt Securities of such series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, other than any such books or records containing information as to the affairs of the customers of the Company or any of its subsidiaries; provided that the Trustee may examine such books and records relating to customers to the extent that such books and records contain information as to any payments made to such customers in their capacity as Holders of Debt Securities; provided, further, that the Trustee shall treat all information regarding the Company which it receives pursuant to this Indenture and its duties hereunder as confidential and shall not disclose such information unless necessary in order to fulfill its duties under this Indenture or the Trust Indenture Act; and

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; no Exchange Rate Agent, Global Exchange Agent, Depositary or Paying Agent shall be deemed an agent of the Trustee and the Trustee shall not be responsible for any act or omission by any of them.


SECTION 604. Not Responsible for Recitals or Issuance of Debt Securities.

The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication, and in any coupons, and the information in any registration statement, including all attachments thereto, except information provided by the Trustee therein, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities of any series or any coupons. The Trustee shall not be accountable for the use or application by the Company of any Debt Securities or the proceeds thereof. The Trustee shall not be responsible for and makes no representations as to the Company's ability or authority to issue Bearer Securities or the lawfulness thereof.


SECTION 605. May Hold Debt Securities or Coupons.

The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Debt Securities and coupons, and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such agent.


SECTION 606. Money Held in Trust.

Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607. Compensation and Reimbursement.

The Company agrees

(1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder which shall have from time to time been separately agreed to by the Company and the Trustee in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

The Trustee shall promptly notify the Company of any claim for which it may seek indemnification pursuant to the provisions of this Indenture. The Company shall be entitled to participate in, and to the extent that it shall wish, to assume the defense of such claim, with counsel satisfactory to the Trustee (and the Trustee shall cooperate in the defense thereof), and after notice from the Company to the Trustee of the Company's election so to assume the defense thereof, the Company shall not be liable to the Trustee under this Indenture for any legal or other expenses subsequently incurred by the Trustee in connection with the defense thereof other than reasonable costs of investigation. The Company shall not be obligated under any settlement agreement relating to any claim under this Indenture to which it has not agreed in writing.

As security for the performance of the obligations of the Company under this Section the Trustee shall have a claim prior to the Debt Securities and any coupons upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Debt Securities or any coupons.


SECTION 608. Disqualification; Conflicting Interests.

If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest with respect to Debt Securities of any series by virtue of being a trustee under (a) this Indenture with respect to any particular series of Debt Securities or (b) __________________________________.


SECTION 609. Corporate Trustee Required; Eligibility.

There shall at all times be a Trustee hereunder which shall be a corporation that is eligible pursuant to the Trust Indenture Act to act as such and organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $_______________, and subject to supervision or examination by Federal or State authority; provided, however, that if Section 310(a) of the Trust Indenture Act or the rules and regulations of the Commission under the Trust Indenture Act at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an indenture qualified under the Trust Indenture Act, this Section 609 shall be automatically amended to permit a corporation organized and doing business under the laws of any such other jurisdiction to serve as Trustee hereunder. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610. Resignation and Removal; Appointment of Successor.

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

(b) The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

(c) The Trustee may be removed at any time with respect to the Debt Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, delivered to the Trustee and to the Company.

(d) If at any time:

(1) the Trustee shall fail to comply with Section 608 with respect to the Debt Securities of any series after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months, or

(2) the Trustee shall cease to be eligible under Section 609 with respect to any series of Debt Securities and shall fail to resign after written request therefor by the Company or by any such Holder, or

(3) the Trustee shall become incapable of acting with respect to any series of Debt Securities or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator or other similar official of the Trustee or of its property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

(4) the Trustee shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator or other similar official of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to such series at any time or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Debt Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee for the Debt Securities of such series and the appointment of a successor Trustee.

(e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Debt Securities, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debt Securities or one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

(f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Debt Securities of such series are issuable as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of such series and the address of its Corporate Trust Office.


SECTION 611. Acceptance of Appointment by Successor.

(a) In the case of an appointment hereunder of a successor Trustee with respect to all Debt Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b) In the case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee upon payment of its charges and each successor

Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co- trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on the request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

(c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall, with the written approval of the Company, be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the executing or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, consolidation or sale to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities. In case any Debt Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Debt Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee. If the Trustee's successor by merger, conversion, consolidation or sale shall not have received the written approval of the Company, such successor shall resign within 20 days after the merger, conversion, consolidation or sale and such vacancy in the office of the Trustee shall be filled in the manner specified in
Section 610.


SECTION 613. Preferential Collection of Claims Against Company.

If and when the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company (or any other obligor upon the Debt Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding collection of claims against the Company (or any such other obligor).


SECTION 614. Authenticating Agent.

The Trustee may upon Company request appoint one or more Authenticating Agents (including, without limitation, the Company or any Affiliate thereof) with respect to one or more series of Debt Securities which shall be authorized on behalf of the Trustee in authenticating Debt Securities of such series in connection with the issue, delivery, registration of transfer, exchange, partial redemption or repayment of such Debt Securities. Wherever reference is made in this Indenture to the authentication of Debt Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Company and, in the case of Registered Securities, must be a corporation organized and doing business under the laws of the United States or of any State or the District of Columbia, having a combined capital surplus of at least $____________, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities, and in the case of Bearer Securities and an authenticating agent who is not organized and doing business under the laws of the United States or of any State thereof or the District of Columbia, is subject to supervision or examination by the appropriate foreign authorities.

Any corporation succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

An authenticating agent may at any time resign with respect to one or more series of Debt Securities by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent with respect to one or more series of Debt Securities by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent herein. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section. The Trustee agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payment, subject to the provisions of Section 607.

The provisions of Sections 104, 111, 306, 309, 603, 604 and 605 shall be applicable to any authenticating agent.

Pursuant to each appointment made under this Section, the Debt Securities of each series covered by such appointment may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

This is one of the Debt Securities, of the series designated herein, described in the within-mentioned Indenture.


By:
   ---------------------------
As Authenticating Agent for the Trustee

By:
   ---------------------------
Authorized Officer


                                  ARTICLE SEVEN


                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

The Company will furnish or cause to be furnished to the Trustee with respect to Debt Securities of each series for which it acts as Trustee:

(1) semi-annually, not later than May 15 and November 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities as of the preceding May 1 or November 1, as the case may be, and

(2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.


SECTION 702. Preservation of Information; Communications to Holders.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Registered Securities contained in the most recent list furnished to the Trustee as provided in
Section 701 and the names and addresses of Holders of Registered Securities received by the Trustee in its capacity as Paying Agent or Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished. The Trustee shall preserve for at least two years the names and addresses of Holders of Bearer Securities filed with the Trustee by such Holders.

(b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Debt Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

(c) Every Holder of Debt Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of any disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.


SECTION 703. Reports by Trustee.

(a) Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Debt Securities pursuant to this Indenture and at any other time required by the Trust Indenture Act, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture and such other matters as may be required pursuant to the Trust Indenture Act in the manner required by the Trust Indenture Act.

(b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Debt Securities of such series are listed, with the Commission and also with the Company. The Company will notify the Trustee when any series of Debt Securities are listed on any stock exchange.


SECTION 704. Reports by Company.

The Company shall file with the Trustee and the Commission, and transmit to Holders such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the time and in the manner pursuant to such Act; provided that such information, documents or reports required to be filed with the Commission pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                  ARTICLE EIGHT


              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


SECTION 801. Company May Consolidate, etc. Only on Certain Terms.

The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

(1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any political subdivision thereof or any State thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including all additional amounts, if any, payable pursuant to Section 1006) on all the Debt Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

(2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

(3) except in the case of a consolidation or merger of a Restricted Subsidiary with or into the Company, (a) the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of each series, by Act of the Holders delivered to the Company and the Trustee, shall have consented thereto, or (b)(i) immediately after giving effect to such transaction, the corporation formed by or resulting or surviving therefrom or which shall have received such conveyance or transfer of properties and assets shall be permitted to become liable for an increased amount of Secured Funded Debt under the provisions of paragraph (a) of Section 1008, and (ii) prior to such consolidation, merger, conveyance or transfer there shall have been filed with the Trustee an Officers' Certificate stating that immediately after such consolidation, merger, conveyance or transfer such corporation may take the action referred to in the foregoing clause (i); and

(4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been met.


SECTION 802. Successor Corporation Substituted.

Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein, and thereafter, except in the case of a lease, the Company (which term for this purpose shall mean the Person named as the "Company" in the first paragraph of this instrument or any successor corporation which shall theretofore have become such in the manner presented in this Article) shall be relieved of all obligations and covenants under this Indenture and the Debt Securities and any coupons.


SECTION 803. Conveyance or Transfer to a Wholly-Owned Restricted Subsidiary.

Notwithstanding the provisions of Sections 801 and 802, and without any requirement of complying with any of such provisions, the Company may convey or transfer its properties and assets substantially as an entirety to another corporation organized and existing under the laws of the United States of America or any State or the District of Columbia which is lawfully entitled to acquire the same; provided, however, that immediately after giving effect to such conveyance or transfer and to the receipt of the consideration therefor (i) such other corporation shall be a Wholly-Owned Restricted Subsidiary, and (ii) the Company shall be permitted to become liable for an increased amount of Secured Funded Debt under the provisions of paragraph (a) of Section 1008, and prior to such conveyance or transfer there shall have been filed with the Trustee an Officers' Certificate to the effect that the requirements of the preceding clauses (i) and (ii) will be complied with in connection with such conveyance or transfer.


SECTION 804. Limitation on Lease of Properties as Entirety.

The Company shall not lease its properties and assets substantially as an entirety to any Person.



                                  ARTICLE NINE


                             SUPPLEMENTAL INDENTURES


SECTION 901. Supplemental Indentures without Consent of Holders.

Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1) to evidence the succession of another corporation to the Company, and the assumption by such successor of the covenants of the Company herein and in the Debt Securities contained; or

(2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Debt Securities (and if such covenants are to be for the benefit of less than all series of Debt Securities, stating that such covenants are expressly being included solely for the benefit of such series) or any coupons, to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or to surrender any right or power herein conferred upon the Company; or

(3) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series of Debt Securities, stating that such Events of Default are expressly being included solely to be applicable to such series); or

(4) to add to, change or eliminate any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any, on) Registered Securities or of principal of (or premium, if any, on) or any interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities of other authorized denominations or to permit or facilitate the issuance of Debt Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Debt Securities of any series or any related coupons in any material respect; or

(5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination (a) shall become effective only when there is no Debt Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provisions or (b) shall not apply to any Debt Security Outstanding; or

(6) to establish the form or terms of Debt Securities of any series as permitted by Sections 201 and 301; or

(7) to secure the Debt Securities pursuant to the requirements of Section 1008 or otherwise; or

(8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

(9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Debt Securities of any series or any related coupons in any material respect; or

(10) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided such action shall not adversely affect the interest of Holders of Debt Securities of any series or any related coupons in any material respect.

SECTION 902. Supplemental Indentures with Consent of Holders.

With the consent of the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights under this Indenture of the Holders of such Debt Securities of such series and any related coupons; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt Security or coupon affected thereby,

(1) change the Stated Maturity of the principal or any installment of principal of, or any installment of interest on, any Debt Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption or repayment thereof, or change any obligation of the Company to pay additional amounts pursuant to Section 1006 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment, or the coin or currency in which any Debt Security or the interest thereon or any coupon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be), or

(2) reduce the percentage in principal amount of the Outstanding Debt Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1404 for quorum or voting, or

(3) modify any of the provisions of this Section, Section 513 or Section 1012, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1012, or the deletion of this proviso, in accordance with the requirements of Section 611(b) and 901(8), or

(4) adversely affect the right to repayment, if any, of Debt Securities of any series at the option of the Holders thereof.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities, or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series.

It shall not be necessary for any Act of Holders of the Debt Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 903. Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this

Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


Section 904. Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.


Section 905. Conformity with Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.


Section 906. Reference in Debt Securities to Supplemental Indentures.

Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities of any series and any appurtenant coupons so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities of such series and any appurtenant coupons.

                                   ARTICLE TEN


                                    COVENANTS


Section 1001. Payment of Principal, Premium and Interest.

The Company covenants and agrees for the benefit of each series of Debt Securities and any appurtenant coupons that it will duly and punctually pay the principal of (and premium, if any) and interest on the Debt Securities in accordance with the terms of the Debt Securities, any appurtenant coupons and this Indenture. Any interest due on Bearer Securities on or before Maturity, other than additional amounts, if any, payable as provided in Section 1006 in respect of principal of (or premium, if any, on) such a Debt Security, shall be payable only upon presentation and surrender of the coupon or coupons for such interest installments as are evidenced thereby as they severally mature.


Section 1002. Maintenance of Office or Agency.

The Company will maintain in each Place of Payment for any series of Debt Securities an office or agency where Debt Securities (but, except as otherwise provided below, unless such Place of Payment is located outside the United States, not Bearer Securities or coupons) may be presented or surrendered for payment, where Debt Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Debt Securities and this Indenture may be served. If Debt Securities of a series are issuable as Bearer Securities, the Company will maintain, subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for such series which is located outside the United States where Debt Securities of such series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Debt Securities of such series pursuant to Section 1006); provided, however, that if the Debt Securities of such series are listed on a stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent in any required city located outside the United States, as the case may be, so long as the Debt Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices or demands may be made or served at _______________________________, and the Company hereby appoints
_________________ its agent to receive all presentations, surrenders, notices and demands, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to
Section 1006) at the place specified for the purpose pursuant to Section 301(5).

No payment of principal of, or premium, if any, or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, payment of principal of and any premium and interest (including additional amounts payable in respect thereof) on any Bearer Security denominated in Dollars may be made at an office or agency of, and designated by, the Company located in the United States if (but only if) payment of the full amount of such principal, premium, interest or additional amounts in Dollars at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions and the Trustee receives an Opinion of Counsel that such payment within the United States is legal. Unless otherwise provided as contemplated by Section 301 with respect to any series of Debt Securities, at the option of the Holder of any Bearer Security or related coupon, payment may be made by check in the currency designated for such payment pursuant to the terms of such Bearer Security presented or mailed to an address outside the United States or by transfer to an account in such currency maintained by the payee with a bank located outside the United States.

The Company may also from time to time designate one or more other offices or agencies (in or outside of such Place of Payment) where the Debt Securities of one or more series and any related coupons (subject to the preceding paragraph) may be presented or surrendered for any or all such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for any series of Debt Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

Section 1003. Money for Debt Securities Payments to Be Held in Trust.

If the Company shall at any time act as its own Paying Agent with respect to any series of Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debt Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents with respect to any series of Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debt Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent with respect to any series of Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

(1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Debt Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(2) give the Trustee notice of any default by the Company (or any other obligor upon the Debt Securities of such series or any appurtenant coupons) in the making of any payment of principal of (and premium, if any) or interest on the Debt Securities of such series; and

(3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at any time, for the purpose of terminating its obligations under this Indenture with respect to Debt Securities of any series or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any principal and interest received on the Government Obligations deposited with the Trustee or any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debt Security of any series or any money on deposit with the Trustee or any Paying Agent representing amounts deducted from the Redemption Price or Repayment Price with respect to unmatured coupons not presented upon redemption or exercise of the Holder's option for repayment pursuant to Section 1106 or 1303 and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debt Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money (including the principal and interest received on Government Obligations deposited with the Trustee), and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper of general circulation in the [Borough of Manhattan, The City of New York], and each Place of Payment or mailed to each such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.


Section 1004. Corporate Existence.

Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises, provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


Section 1005. Maintenance of Properties.

The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.


Section 1006. Payment of Additional Amounts.

If the Debt Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Debt Security of any series or any coupon appertaining thereto additional amounts upon the terms and subject to the conditions provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Debt Security of any series or the net proceeds received on the sale or exchange of any Debt Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in the terms of such

Debt Securities and this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

If the Debt Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Debt Securities (or if the Debt Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest on the Debt Securities of that series shall be made to Holders of Debt Securities of that series or the related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Debt Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Debt Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts, if any, required by the terms of such Debt Securities and the first paragraph of this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.


Section 1007. Payment of Taxes and Other Claims.

The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary, provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


Section 1008. Restriction on the Creation of Secured Funded Debt.

(a) The Company will not, and will not permit any Restricted Subsidiary to, issue, assume or guarantee, incur or create any Secured Funded Debt unless immediately thereafter the sum of (i) the aggregate principal amount of all outstanding Secured Funded Debt of the Company and its Restricted Subsidiaries (exclusive of any Secured Funded Debt permitted by paragraph (b) of this Section) plus (ii) the aggregate amount of all Attributable Debt of the Company and its Restricted Subsidiaries in respect of sale and leaseback transactions (as defined in Section 1009) does not exceed ___% of Consolidated Net Tangible Assets.

(b) Compliance with the requirements of Section 1008(a) shall be determined without regard to (i) Secured Funded Debt of a Restricted Subsidiary owing to the Company or a Wholly-Owned Restricted Subsidiary, (ii) Secured Funded Debt resulting from the Mortgage of property of the Company or any Restricted Subsidiary in favor of the United States, or any State thereof, or any department, agency or instrumentality of the United States or any State thereof, to secure partial, progress, advance or other payments to the Company or any Restricted Subsidiary pursuant to the provisions of any contract or statute,
(iii) Secured Funded Debt resulting from Mortgages on property of, or on any shares of stock or Indebtedness of, any corporation existing at the time such corporation becomes a Subsidiary, (iv) subject to Section 801, Secured Funded Debt resulting from Mortgages on property, shares of stock or Indebtedness existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price or construction cost thereof or to secure any indebtedness incurred prior to, at the time of, or within 120 days after, the acquisition of such property or shares or Indebtedness or the completion of any such construction for the purpose of financing all or any part of the purchase price or construction cost thereof, (v) Secured Funded Debt resulting from Mortgages incurred or assumed in connection with an issuance of revenue bonds the interest on which is exempt from Federal income tax pursuant to section 103(b) of the Internal Revenue Code of 1986, as amended (or any predecessor or successor provision thereof), or (vi) any extension, renewal or refunding (or successive extensions, renewals or refundings), in whole or in part (but without increase in amount), of any Secured Funded Debt (and of any Mortgage securing the same) permitted by the provisions of paragraph (a) of this Section 1008 or of any Secured Funded Debt (and of any Mortgage securing the same) outstanding at _____________ of those Subsidiaries which will constitute Restricted Subsidiaries upon the execution and delivery of this Indenture as originally executed or of any Secured Funded Debt (and of any Mortgage securing the same) of any corporation outstanding at the time such corporation became a Restricted Subsidiary, provided that the Mortgage securing such extended, renewed or refunded Secured Funded Debt is limited to the same property (plus improvements thereon) that secured the Secured Funded Debt so extended, renewed or refunded immediately prior thereto.

(c) Notwithstanding the foregoing paragraphs of this Section, the Company or any Restricted Subsidiary may issue, assume, guarantee, incur or create Secured Funded Debt not permitted by such paragraphs if the Company shall first make effective provision whereby the Debt Securities (together with, if the Company shall so determine, any other Indebtedness or any obligations of the Company or such Restricted Subsidiary then existing or thereafter created ranking equally with the Debt Securities, including guarantees of Indebtedness or obligations of others) shall be secured equally and ratably with (or prior to) such Secured Funded Debt, so long as such Secured Funded Debt shall be so secured. If the Company shall hereafter make provision to secure the Debt Securities equally and ratably with (or prior to) any other Indebtedness or obligations pursuant to this paragraph (c), then (i) the Company will promptly deliver to the Trustee an Officers' Certificate and Opinion of Counsel stating that this paragraph (c) has been complied with and that any instruments executed by the Company or any Restricted Subsidiary in the performance of this paragraph (c) comply with the requirements hereof, and (ii) the Trustee is hereby authorized to enter into an indenture or agreement supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce the rights of the Holders of the Debt Securities as so secured.


Section 1009. Restriction on Sale and Lease-Back Transactions.

The Company will not itself, and it will not permit any Restricted Subsidiary to, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Company or any Restricted Subsidiary) or to which any such lender or investor is a party, providing for the leasing by the Company or any Restricted Subsidiary for a period, including renewals, in excess of three years of any Operating Property which has been or is to be sold or transferred, more than 120 days after the acquisition thereof or the completion of construction and commencement of full operation thereof, by the Company or any Restricted Subsidiary to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such Operating Property (herein referred to as a "sale and leaseback transaction") unless either:

(1) the Company or such Restricted Subsidiary could create Secured Funded Debt pursuant to Section 1008 on the Operating Property to be leased back in an amount equal to the Attributable Debt with respect to such sale and leaseback transaction without equally and ratably securing the Debt Securities, or

(2) the Company, within 120 days after the sale or transfer shall have been made by the Company or by any such Restricted Subsidiary, applies an amount equal to the greater of (i) the net proceeds of the sale of the Operating Property sold and leased back pursuant to such arrangement or (ii) the fair market value of the Operating Property so sold and leased back at the time of entering into such arrangements (as determined by any two of the following: the Chairman of the Board of the Company, its Chief Executive Officer, its President, any Vice President of the Company, its Treasurer and its Controller) to the retirement of Secured Funded Debt of the Company, provided that the amount to be applied to the retirement of Secured Funded Debt of the Company shall be reduced by (a) the principal amount of any Debt Securities delivered within 120 days after such sale to the Trustee for retirement and cancellation, and (b) the principal amount of Secured Funded Debt voluntarily retired by the Company within 120 days after such sale. Notwithstanding the foregoing, no retirement referred to in this clause (2) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision.


SECTION 1010. Restriction on Permitting Unrestricted Subsidiaries to become Restricted Subsidiaries.

(a) The Company will not permit any Unrestricted Subsidiary to be designated as a Restricted Subsidiary unless such Subsidiary has outstanding no Secured Funded Debt and/or Attributable Debt except such Secured Funded Debt and Attributable Debt as the Company could permit it to become liable for immediately after becoming a Restricted Subsidiary under the provisions of Section 1008.

(b) Promptly after the adoption of any Board Resolution designating a Restricted Subsidiary as an Unrestricted Subsidiary or an Unrestricted Subsidiary as a Restricted Subsidiary, a copy thereof shall be filed with the Trustee, together, in the case of the designation of an Unrestricted Subsidiary as a Restricted Subsidiary, with an Officers' Certificate stating that the provisions of this Section have been complied with in connection with such designation.


SECTION 1011. Officer's Certificate as to Default.

The Company will furnish to the Trustee not more than 120 days after the end of the Company's fiscal year in each year (beginning with ____) a brief certificate from the principal executive, financial or accounting officer or treasurer or controller of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture), and, if he or she has knowledge of any default, specifying each such default of which the signer has knowledge and the nature thereof.


SECTION 1012. Waiver of Certain Covenants.

The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1004, 1005 and 1007 to 1010 inclusive with respect to the Debt Securities of any series if, before the time for such compliance the Holders of at least a majority in principal amount of the Debt Securities at the time Outstanding shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                          REDEMPTION OF DEBT SECURITIES


SECTION 1101. Applicability of Article.

Debt Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Debt Securities of any series) in accordance with this Article.


SECTION 1102. Election to Redeem; Notice to Trustee.

The election of the Company to redeem any Debt Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Debt Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount and the tenor and terms of the Debt Securities of any series to be redeemed. In the case of any redemption of Debt Securities prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.


SECTION 1103. Selection by Trustee of Debt Securities to be Redeemed.

Except as otherwise specified as contemplated by Section 301 for Debt Securities of any series, if less than all the Debt Securities of any series with like tenor and terms are to be redeemed, the particular Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debt Securities of such series with like tenor and terms not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of such series or any integral multiple thereof which is also an authorized denomination) of the principal amount of Registered Securities or Bearer Securities (if issued in more than one authorized denomination) of such series of a denomination larger than the minimum authorized denomination for Debt Securities of such series.

The Trustee shall promptly notify the Company in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Security which has been or is to be redeemed.


SECTION 1104. Notice of Redemption.

Notice of redemption shall be given in the manner provided in Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debt Securities to be redeemed.


All notices of redemption shall state:

(1) the Redemption Date,

(2) the Redemption Price,

(3) if less than all Outstanding Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debt Securities to be redeemed,

(4) that on the Redemption Date the Redemption Price will become due and payable upon each such Debt Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

(5) the Place or Places of Payment where such Debt Securities, together in the case of Bearer Securities with all coupons, if any, appertaining thereto maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price,

(6) that Bearer Securities may be surrendered for payment only at such place or places which are outside the United States, except as otherwise provided in
Section 1002,

(7) that the redemption is for a sinking fund, if such is the case, and

(8) the CUSIP number, if any.

A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

Notice of redemption of Debt Securities to be redeemed at the election of the Company shall be given by the Company, or, at the Company's request, by the Trustee in the name and at the expense of the Company.


SECTION 1105. Deposit of Redemption Price.

On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, aggregate and hold in trust as provided in Section 1003) an amount of money and/or Government Obligations the payments of principal and interest on which when due (and without reinvestment) will provide money on or prior to the Redemption Date in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Debt Securities or portions thereof which are to be redeemed on that date; provided, however, that deposits with respect to Bearer Securities shall be made with a Paying Agent or Paying Agents located outside the United States except as otherwise provided in Section 1002, unless otherwise specified as contemplated by Section 301.


SECTION 1106. Debt Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, the Debt Securities to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debt Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Debt Security for redemption in accordance with said notice, such Debt Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States except as otherwise provided in Section 1002), and provided further, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debt Securities, or one or more Predecessor Securities, registered as such on the relevant Record Dates according to their terms and the provisions of
Section 307.

If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted without interest thereon; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States except as otherwise provided in Section 1002.

If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debt Security.


SECTION 1107. Debt Securities Redeemed in Part.

Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge, a new Registered Security or Registered Securities of the same series and of like tenor and terms, of any authorized denominations as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered.


                                 ARTICLE TWELVE


                                  SINKING FUNDS


SECTION 1201. Applicability of Article.

The provisions of this Article shall be applicable to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified as contemplated by Section 301 for Debt Securities of such series. The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to an "optional sinking fund payment". If provided for by the terms of Debt Securities of any series, the amount of any sinking fund payment may be subject to reduction as provided in
Section 1202. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series.


SECTION 1202. Satisfaction of Sinking Fund Payments with Debt Securities.

The Company (1) may deliver Outstanding Debt Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and
(2) may apply as a credit Debt Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Debt Securities of such series required to be made pursuant to the terms of such Debt Securities as provided for by the terms of such series; provided that such Debt Securities have not been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Debt Securities in lieu of cash payments pursuant to this Section 1202, the principal amount of Debt Securities to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Debt Securities for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Debt Securities purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.


SECTION 1203. Redemption of Debt Securities for Sinking Fund.

Not less than 45 days prior to each sinking fund payment date for any series of Debt Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash, the portion thereof, if any, which is to be satisfied by crediting Debt Securities of that series pursuant to Section 1202 and the basis for any such credit and, prior to or concurrently with the delivery of such Officers' Certificate, will also deliver to the Trustee any Debt Securities to be so credited and not theretofore delivered to the Trustee. Not less than 30 days (unless a shorter period shall be satisfactory to the Trustee) before each such sinking fund payment date the Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107.

                                ARTICLE THIRTEEN


                       REPAYMENT AT THE OPTION OF HOLDERS


SECTION 1301. Applicability of Article.

Debt Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with their terms and (except as otherwise specified pursuant to Section 301 for Debt Securities of such series) in accordance with this Article.


SECTION 1302. Repayment of Debt Securities.

Each Debt Security which is subject to repayment in whole or in part at the option of the Holder thereof on a Repayment Date shall be repaid at the applicable Repayment Price together with interest accrued to such Repayment Date as specified pursuant to Section 301.


SECTION 1303. Exercise of Option; Notice.

Each Holder desiring to exercise such Holder's option for repayment shall, as conditions to such repayment, surrender the Debt Security to be repaid in whole or in part together with written notice of the exercise of such option at any office or agency of the Company in a Place of Payment, not less than 30 nor more than 45 days prior to the Repayment Date; provided, however, that surrender of Bearer Securities together with written notice of exercise of such option shall be made at an office or agency located outside the United States except as otherwise provided in Section 1002. Such notice, which shall be irrevocable, shall specify the principal amount of such Debt Security to be repaid, which shall be equal to the minimum authorized denomination for such Debt Security or an integral multiple thereof, and shall identify the Debt Security to be repaid and, in the case of a partial repayment of the Debt Security, shall specify the denomination or denominations of the Debt Security or Debt Securities of the same series to be issued to the Holder for the portion of the principal of the Debt Security surrendered which is not to be repaid.

If any Bearer Security surrendered for repayment shall not be accompanied by all unmatured coupons and all matured coupons in default, such Bearer Security may be paid after deducting from the Repayment Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Repayment Price, such Holder shall be entitled to receive the amount so deducted without interest thereon; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States except as otherwise provided in Section 1002.

The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Registered Security so surrendered a new Registered Security or Securities of the same series, of any authorized denomination specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Registered Security so surrendered which is not to be repaid.

The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Bearer Security so surrendered a new Registered Security or Securities or new Bearer Security or Securities (and all appurtenant unmatured coupons and matured coupons in default) or any combination thereof of the same series of any authorized denomination or denominations specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Debt Security so surrendered which is not to be paid; provided, however, that the issuance of a Registered Security therefor shall be subject to applicable laws and regulations, including provisions of the United States Federal income tax laws and regulations in effect at the time of the exchange; neither the Company, the Trustee nor the Security Registrar shall issue Registered Securities for Bearer Securities if it has received an Opinion of Counsel that as a result of such issuance the Company would suffer adverse consequences under the United States Federal income tax laws then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such issuances thereafter unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Order to the Security Registrar.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the repayment of Debt Securities shall relate, in the case of any Debt Security repaid or to be repaid only in part, to the portion of the principal of such Debt Security which has been or is to be repaid.


SECTION 1304. Election of Repayment by Remarketing Entities.

The Company may elect, with respect to Debt Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, at any time prior to any Repayment Date to designate one or more Remarketing Entities to purchase, at a price equal to the Repayment Price, Debt Securities of such series from the Holders thereof who give notice and surrender their Debt Securities in accordance with Section 1303.



SECTION 1305. Securities Payable on the Repayment Date.

Notice of exercise of the option of repayment having been given and the Debt Securities so to be repaid having been surrendered as aforesaid, such Debt Securities shall, unless purchased in accordance with Section 1304, on the Repayment Date become due and payable at the price therein specified and from and after the Repayment Date such Debt Securities shall cease to bear interest and shall be paid on the Repayment Date, and the coupons for such interest appertaining to Bearer Securities so to be repaid, except to the extent provided above, shall be void, unless the Company shall default in the payment of such price in which case the Company shall continue to be obligated for the principal amount of such Debt Securities and shall be obligated to pay interest on such principal amount at the rate borne by such Debt Securities from time to time until payment in full of such principal amount.

                                ARTICLE FOURTEEN


                     MEETINGS OF HOLDERS OF DEBT SECURITIES


SECTION 1401. Purposes for Which Meetings May Be Called.

If Debt Securities of a series are issuable in whole or in part as Bearer Securities, a meeting of Holders of Debt Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Debt Securities of such series.


SECTION 1402. Call, Notice and Place of Meetings.

(a) The Trustee may at any time call a meeting of Holders of Debt Securities of any series issuable as Bearer Securities for any purpose specified in Section 1401, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Debt Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

(b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least ____% in principal amount of the Outstanding Debt Securities of any series shall have requested the Trustee to call a meeting of the Holders of Debt Securities of such series for any purpose specified in Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Debt Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.


SECTION 1403. Persons Entitled to Vote at Meetings.

To be entitled to vote at any meeting of Holders of Debt Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Debt Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Debt Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Debt Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.


SECTION 1404. Quorum; Action.

The Persons entitled to vote a majority in principal amount of the Outstanding Debt Securities of a series shall constitute a quorum for a meeting of Holders of Debt Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of

Holders of Debt Securities of such series, be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such adjourned meeting. Notice of this reconvening of any adjourned meeting shall be given as provided in Section 1402(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Debt Securities of such series which shall constitute a quorum.

Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of majority in principal amount of the Outstanding Debt Securities of that series, provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Debt Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Debt Securities of that series. Any resolution passed or decision taken at any meeting of Holders of Debt Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Debt Securities of such series and the related coupons, whether or not present or represented at the meeting.


SECTION 1405. Determination of Voting Rights; Conduct and Adjournment of
Meetings.

(a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Debt Securities of such series in regard to proof of the holding of Debt Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Debt Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or, in the case of Bearer Securities, by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
Section 104 or other proof.

(b) The Trustee shall, by an instrument in writing, appoint a temporary chairperson of the meeting, unless the meeting shall have been called by the Company or by Holders of Debt Securities as provided in Section 1402(b), in which case the Company or the Holders of Debt Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairperson. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Debt Securities of such series represented at the meeting.

(c) At any meeting each Holder of a Debt Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount (or the equivalent in ECU, any other composite currency or a Foreign Currency) of Debt Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairperson of the meeting not to be Outstanding. The chairperson of the meeting shall have no right to vote, except as a Holder of a Debt Security of such series or proxy.

(d) Any meeting of Holders of Debt Securities of any series duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Debt Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.


SECTION 1406. Counting Votes and Recording Action of Meetings.

The vote upon any resolution submitted to any meeting of Holders of Debt Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Debt Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Debt Securities of such series held or represented by them. The permanent chairperson of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Debt Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1402 and, if applicable, Section 1401. Each copy shall be signed and verified by the affidavits of the permanent chairperson and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                 ARTICLE FIFTEEN


                                   DEFEASANCE


SECTION 1501. Termination of Company's Obligations.

If this Section 1501 is specified, as contemplated by Section 301, to be applicable to any series of Debt Securities and if the Company deposits irrevocably in trust with the Trustee money and/or Government Obligations the payments of principal and interest on which when due (and without reinvestment) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest when due on the Debt Securities of such series and any coupons appertaining thereto on the Stated Maturity of such principal or interest or, if such series may be redeemed by the Company prior to the Stated Maturity thereof and the Company shall have given irrevocable instructions to the Trustee to effect such redemption, at the date fixed for such redemption pursuant to Article Eleven, and any mandatory sinking fund, repayment or analogous payments thereon on the scheduled due dates therefor, the Company's obligations under Sections 801, 803, 804, 1005, 1007, 1008, 1009 and 1010 and
any other covenant determined pursuant to Section 301 to be subject to this Section shall terminate and Sections 501(4) (with respect to Sections 801, 803, 804, 1005, 1007, 1008, 1009 and 1010), 501(5), 501(6), 501(7) and 501(8) (if
specified as contemplated by Section 301) shall be deemed not to be an Event of Default, in each case with respect to the Debt Securities of the series for which such deposit was made; provided, however, that (i) no Event of Default with respect to the Debt Securities of such series under Section 501(6) or 501(7) or event that with notice or lapse of time or both would constitute such an Event of Default shall have occurred and be continuing on the 91st day after such date, (ii) such deposit will not result in a breach of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound, and (iii) such termination shall not relieve the Company of its obligations under the Debt Securities of such series and this Indenture to pay when due the principal of (and premium, if any) and interest and additional amounts on such Debt Securities if such amounts are not paid (or payment is not provided for) when due from the money and Government Obligations (and the proceeds thereof) so deposited.

It shall be a condition to the deposit of cash and/or Government Obligations and the termination of the Company's obligations pursuant to the provisions of this Section with respect to the Debt Securities of any series under Sections 801, 803, 804, 1005, 1007, 1008, 1009 and 1010 and any other covenant determined pursuant to Section 301 to be subject to this Section and the inapplicability of the Events of Default contained in Sections 501(4), 501(5), 501(6), 501(7) and 501(8) to the extent set forth above pursuant to the provisions of this Section with respect to Debt Securities of any series that the Company deliver to the Trustee (i) an Officers' Certificate to the effect that under the laws in effect on the date such money and/or Government Obligations are deposited with the Trustee, the amount thereof will be sufficient, after payment of all Federal, state and local taxes in respect thereof payable by the Trustee, to pay principal (and premium, if any) and interest when due on the Debt Securities of such series; and (ii) an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated in this Section have been complied with.

It shall be an additional condition to the deposit of cash and/or Government Obligations and the termination of the Company's obligations pursuant to the provisions of this Section under Sections 801, 803, 804, 1005, 1007, 1008, 1009 and 1010 and any other covenant determined pursuant to Section 301 to be subject to this Section and the inapplicability of the Events of Default contained in
Section 501(4), 501(5), 501(6), 501(7) and 501(8) to the extent set forth above pursuant to the provisions of this Section, with respect to the Debt Securities of any series then listed on the Nasdaq National Market, that the Company deliver an Opinion of Counsel that the Debt Securities of such series will not be delisted from the Nasdaq National Market as a result of such deposit and termination.

After a deposit as provided herein, the Trustee shall, upon Company Request, acknowledge in writing the discharge of the Company's obligations pursuant to the provisions of this Section with respect to the Debt Securities of such series under Sections 801, 803, 804, 1005, 1007, 1008, 1009 and 1010 and any
other covenant determined pursuant to Section 301 to be subject to this Section and the inapplicability of the Events of Default contained in Sections 501(4), 501(5), 501(6), 501(7) and 501(8) to the extent set forth above.


SECTION 1502. Repayment to Company.

The Trustee and any Paying Agent shall promptly pay to the Company upon Company Request any money or Government Obligations not required for the payment of the principal of (and premium, if any) and interest on the Debt Securities of any series for which money or Government Obligations have been deposited pursuant to
Section 1501 held by them at any time.

The Trustee and any Paying Agent shall promptly pay to the Company upon Company Request any money held by them for the payment of principal (and premium, if any) and interest that remains unclaimed for two years after the Maturity of the Debt Securities for which a deposit has been made pursuant to Section 1501. After such payment to the Company, the Holders of the Debt Securities of such series and any related coupons shall thereafter, as unsecured general creditors, look only to the Company for the payment thereof.

SECTION 1503. Indemnity for Government Obligations.

The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the deposited Government Obligations or the principal or interest received on such Government Obligations.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                          DIGITAL MICROWAVE CORPORATION



                                 By:
                                     ----------------------------------

                                 Name:
                                       --------------------------------

                                 Its:
                                      ---------------------------------

                                 [CORPORATE SEAL]


                                 [TRUSTEE]



                                 By:
                                     ----------------------------------

                                 Name:
                                       --------------------------------

                                 Its:
                                      ---------------------------------

STATE OF CALIFORNIA     )
                        )SS.
COUNTY OF SANTA CLARA   )

On the ____ day of __________, ____, before me personally came ___________________, to me known, who, being duly sworn, did depose and say that he resides at ______________________________; that he is a ___________________
of Digital Microwave Corporation, a corporation described in and which executed the above instrument; that he knows the seal of said corporation; that it was so affixed pursuant to the authority of the Board of Directors of said corporation; and that he signed his name thereto pursuant to like authority.

                                  Notary Public

STATE OF ____________ )
                          )SS.
COUNTY OF ___________ )

On the _____ day of ______________, ____, before me personally came ________________, to me known, who, being duly sworn, did depose and say that he resides at _______________________________________________; that he is an
________________________________________ of ______________________________, a
_____________________ described in and which executed the above instrument; that he knows the seal of said corporation; that it was so affixed pursuant to the authority of the Board of Directors of said corporation; and that he signed his name thereto pursuant to like authority.

                                  Notary Public

                                   EXHIBIT A-1
                [Form of Certificate of Beneficial Ownership by a
              Non-United States Person or by Certain Other Persons]

                                   Certificate

                          DIGITAL MICROWAVE CORPORATION

                   [Insert title or sufficient description of
                        Debt Securities to be delivered]

Reference is hereby made to the Indenture dated as of ______________, _____ (the "Indenture") between Digital Microwave Corporation and ________________ (the "Trustee"), covering the above-captioned Debt Securities. This is to certify that as of the date hereof, __________________ principal amount of Debt Securities credited to you for our account (i) is owned by persons that are not United States Persons, as defined below; (ii) is owned by United States Persons that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) United States Persons who acquired the Debt Securities through foreign branches of United States financial institutions and who hold the Debt Securities through such United States financial institutions on the date hereof (and in either case
(a) or (b), each such United States financial institution encloses herewith a certificate in the form of Exhibit A-2 to the Indenture); or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), which United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Debt Securities for purposes of resale directly or indirectly to a United States Person or to a person within the United States or its possessions.

[Insert if certificate does not relate to an interest payment--We undertake to advise you by tested telex followed by written confirmation if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Debt Securities in bearer form as to all of such Debt Securities with respect to such of said Debt Securities as then appear in your books as being held for our account.] We understand that this certificate is required in connection with United States tax laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this certificate. "United States Person" shall mean a citizen or resident of the United States of America (including the District of Columbia), a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or an estate or trust that is subject to United States Federal income taxation regardless of the source of its income.

[This certificate excepts and does not relate to ___________ principal amount of Debt Securities credited to you for our account and to which we are not now able to make the certification set forth above. We understand that definitive Debt Securities cannot be delivered and interest cannot be paid until we are able to so certify with respect to such principal amount of Debt Securities.]*

Dated: _________________

[To be dated on or after ___________________ (the date determined as provided in the Indenture)]

                   [Name of Person Entitled to Receive Bearer Security]
                             (Authorized Signatory)

Name:
     -------------------------------------

Title:
      ------------------------------------

*Delete if inappropriate

                                       A-2

                                   EXHIBIT A-2

                       [Form of Certificate of Status as a
            Foreign Branch of a United States Financial Institution]

                                   Certificate

                          DIGITAL MICROWAVE CORPORATION

                   [Insert title or sufficient description of
                        Debt Securities to be delivered]

Reference is hereby made to the Indenture dated as of _________________, ____ (the "Indenture"), between Digital Microwave Corporation and ______________ ____________________________, relating to the offering of the above-captioned Debt Securities (the "Debt Securities"). Unless herein defined, terms used herein have the same meaning as given to them in the Indenture.

The undersigned represents that it is a branch located outside the United States of a United States securities clearing organization, bank or other financial institution (as defined in U.S. Treasury Regulation Section 1.165- 12(c)(1)(v)) that holds customers' securities in the ordinary course of its trade or business and agrees, and authorizes you to advise the issuer or the issuer's agent, that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder and is not purchasing for resale directly or indirectly to a United States Person or to a person within the United States or its possessions. We undertake to advise you by tested telex followed by written confirmation if the statement in the immediately preceding sentence is not correct on the date of delivery of the above-captioned Debt Securities in bearer form.

We understand that this certificate is required in connection with the United States tax laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this certificate.

Dated: _________________

[To be dated on or after ___________________ (the date determined as provided in the Indenture)]

              [Name of Person Entitled to Receive Bearer Security]
                             (Authorized Signatory)

Name:
     -------------------------------------------

Title:
      ------------------------------------------

                                    EXHIBIT B

          [Form of Certificate to be Given by Euroclear and Cedel S.A.
            in Connection with the Exchange of All or a Portion of a
                     Temporary Global Security or to Obtain
                           Interest Prior to Exchange]

                                   Certificate

                          DIGITAL MICROWAVE CORPORATION

           [Insert title or sufficient description of Debt Securities to be delivered]

We refer to that portion, __________________, of the Global Security representing the above-captioned issue [which is herewith submitted to be exchanged for definitive Debt Securities]* [for which we are seeking to obtain payment of interest]* (the "Submitted Portion"). This is to certify, pursuant to the Indenture dated as of _________________, 1996 (the "Indenture") between Digital Microwave Corporation and __________________________ (the "Trustee"), that we have received in writing, by tested telex or by electronic transmission from member organizations with respect to each of the persons appearing in our records as being entitled to a beneficial interest in the Submitted Portion a Certificate of Beneficial Ownership by a Non-United States Person or by Certain Other Persons [and, in some cases, a Certificate of Status as a Foreign Branch of a United States Financial Institution, authorizing us to inform the issuer or the issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder]* substantially in the form of Exhibit A-1 [and A-2]* to the Indenture.

We hereby request that you deliver to the office of _________________ in ___________ definitive Bearer Securities in the denominations on the attached Schedule A.

We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date hereof.

Dated:
       ----------------------

MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
BRUSSELS OFFICE, as Operator of the Euroclear System CEDEL S.A.

By:
    --------------------------------------------

*Delete if inappropriate.